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                               FCG ENTERPRISES, INC.

                               ASSOCIATE 401(k) AND
                                STOCK OWNERSHIP PLAN

                                 Second Restatement
                   (Includes First, Second and Third Amendments)


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TABLE OF CONTENTS                                                           Page


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                                     ARTICLE 1.

                                      GENERAL


      1.1.  PLAN NAME AND PURPOSE.

            1.1.1. This instrument sets forth the terms of the First Amendment and Restatement of the FCG Enterprises, Inc. Associate 401(k) and Stock Ownership Plan (the "Plan" or "ASOP").

            1.1.2. The portion of this Plan consisting of Pre-Tax (401(k)) Matching Contributions Accounts (Subsection 2.1.2.), the Profit Sharing Stock Accounts, if any (Paragraph 2.1.3.1.), the First Share Accounts, if any (Subsection 2.1.4.), the Deferred Payment Accounts (Subsection 2.1.6.), the ASOP Suspense Subfund, and the proceeds of any Exempt Loan, is intended to qualify under Code Section 401(a) as a stock bonus plan and an employee stock ownership plan (within the meaning of Code
      Section 4975(e)(7)). Since the employee stock ownership plan portion of the Plan is intended to promote employee ownership, amounts held in that portion of the Plan shall be invested primarily in Company Stock and holdings of such Stock are intended to be maintained for the long term.

            1.1.3. The portion of this Plan other than the portion described in Subsection 1.1.2. is intended to qualify under Code Section 401(a) as a profit sharing plan, with a qualified cash or deferred arrangement under Code Section 401(k). Employer contributions under the profit sharing portion of the Plan may be made without regard to current or accumulated profits of the Employer.

            1.1.4. Effective as of January 1, 1996, the FCG Enterprises, Inc. dba First Consulting Group Profit Sharing 401(k) Plan (the "Prior Plan") was merged into and with the Plan.

            1.1.5. The Plan is intended to constitute a plan described in ERISA Section 404(c) to the extent amounts are invested in assets or funds other than Company Stock and to the extent Participants are given the opportunity to direct investments. As such, Plan fiduciaries may be relieved of liability for any losses which are the direct and necessary result of investment instructions regarding investment choices other than Company Stock given by any Participant or Beneficiary.

      1.2.  EFFECTIVE DATE.

            1.2.1. The original Effective Date of the Plan is December 1, 1995. This Second Restatement of the Plan, including the First, Second and Third Amendments, sets forth provisions of the Plan as of the date of execution hereof. The effective date of the provisions of this Plan as

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      amended by the First, Second and Third Amendments shall be as set forth in said amendments.

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                                      ARTICLE 2.

                                     DEFINITIONS


      When capitalized, the following terms shall have the meanings set forth in this Article 2:

      2.1. ACCOUNTS. "Accounts" or "Participant's Accounts" shall mean the following Plan accounts that may be maintained by the Administration Committee for each Participant and such other accounts as the Administration Committee may determine:

            2.1.1. "Pre-Tax (401(k)) Contributions Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to Pre-Tax (401(k)) Contributions by an Employer on behalf of the Participant in accordance with Section 5.2. or under the Prior Plan and which are not a part of the ASOP Fund.

            2.1.2. "Pre-Tax (401(k)) Matching Contributions Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to Pre-Tax (401(k)) Matching Contributions by an Employer under Section 5.4. or under the Prior Plan. A Participant's Pre-Tax (401(k)) Matching Contributions Account may consist of one or more sub-accounts including, but not limited to, the following:

                    2.1.2.1. Pre-Tax (401(k)) ASOP Matching Contributions Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to Pre-Tax (401(k)) Matching Contributions by an Employer under Section 5.4. and which are a part of the ASOP Fund.

                    2.1.2.2.  Pre-Tax (401(k)) Pre-1996 Matching
           Contributions Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to Pre-Tax (401(k)) Matching Contributions by an Employer under the Prior Plan and which are not a part of the ASOP Fund.

           2.1.3. "Profit Sharing Account" shall mean the account established and maintained for each Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to any Profit Sharing Contributions in accordance with Section 5.5. or
      5.6. or under the Prior Plan. A Participant's "Profit Sharing Account" may consist of one

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      or more sub-accounts including, but not limited to, the following:

                   2.1.3.1. "Profit Sharing Stock Account" shall mean the account established and maintained for each Participant to reflect amounts held in the trust fund on behalf of such Participant which are attributable to Profit Sharing Contributions made under
           Section 5.5. or 5.6. and which are a part of the ASOP Fund.

                   2.1.3.2. "Profit Sharing Diversified Account" shall mean the account established and maintained for each Participant to reflect amounts held in the trust fund on behalf of such Participant which are attributable to Profit Sharing Contributions made under
           Section 5.5. or 5.6. or under the Prior Plan and which are not a part of the ASOP Fund.

           2.1.4. "First Share Account" shall mean the account established and maintained for each Participant, in the discretion of the Administration Committee, to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to the First Share Contributions made with respect to such Participant in accordance with
      Section  5.3. and which are a part of the ASOP Fund.

           2.1.5. "Rollover Account" shall mean the account established and maintained for a Participant to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to any rollover contributions by the Participant described in Section 4.8. and which are not a part of the ASOP Fund.

           2.1.6. "Deferred Payment Account" shall mean the account established and maintained for a Participant following such Participant's Severance to reflect amounts held in the Trust Fund on behalf of such Participant which are attributable to the cash value of any Company Stock formerly held in the Participant's ASOP Matching Contributions Account, if any, Profit Sharing Stock Account, if any, and First Share Contributions Account, if any, and any other amounts held in such Accounts, and which have been transferred to the Participant's Deferred Payment Account in accordance with Section 7.5. and are part of the ASOP Fund.

      2.2. ADMINISTRATION COMMITTEE. "Administration Committee" shall mean the Administration Committee described in Article 14. hereof.

      2.3.  AFFILIATED COMPANY.  "Affiliated Company" shall mean:

            2.3.1. with respect to an Employer, any corporation that is included in a controlled

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      group of corporations, within the meaning of Section  414(b) of the
      Code, that includes such Employer,

            2.3.2. with respect to an Employer, any trade or business that is under common control with such Employer within the meaning of
      Section  414(c) of the Code,

            2.3.3. with respect to an Employer, any member of an affiliated service group, within the meaning of Section 414(m) of the Code, that includes such Employer, and

            2.3.4. with respect to an Employer, any other entity required to be aggregated with such Employer pursuant to regulations under Section 414(o) of the Code.

      2.4. ANNUITY STARTING DATE. "Annuity Starting Date" shall mean the first day of the first period with respect to which any amount is received under this Plan.

      2.5. ASOP COMMITTEE. "ASOP Committee" shall mean the ASOP Committee described in Article 15. hereof.

      2.6. ASOP FUND. "ASOP Fund" shall mean that portion of the Trust Fund comprising the employee stock ownership portion of the Plan as described in Subsection 1.1.2.

      2.7. ASOP SUSPENSE SUBFUND. "ASOP Suspense Subfund" shall mean the Subfund established under Section 6.5. hereof as part of the ASOP Fund to hold Company Stock purchased with the proceeds of an Exempt Loan, pending the allocation of such Stock to Participant Accounts.

      2.8.  ASSOCIATE.

            2.8.1. "Associate" shall mean each person currently employed in any capacity by an Employer or Affiliated Company, any portion of whose Compensation paid by an Employer or an Affiliated Company is subject to withholding of income tax and/or for whom Social Security contributions are made by an Employer or an Affiliated Company.

            2.8.2. In addition, "Associate" shall mean a person deemed to be employed by an Employer or an Affiliated Company, pursuant to Code
      Section 414(n).

            2.8.3. Although Eligible Associates are the only class of Associates eligible to participate in this Plan, the term "Associate" is used to refer to persons employed in a non-Eligible Associate capacity as well as Eligible Associate category. Thus, those provisions of this Plan that are not limited to Eligible Associates, such as those relating to

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      certain service computation rules, apply to both Eligible and non-Eligible Associates.

      2.9. BENEFICIARY. "Beneficiary" or "Beneficiaries" means the person or persons last designated by a Participant as set forth in Section 12.3. or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated in Section 12.3. to receive the Distributable Benefit of a deceased Participant in such event.

      2.10. BOARD OF DIRECTORS. "Board of Directors" shall mean the Board of Directors of FCG Enterprises, Inc. as it may from time to time be constituted, or a committee thereof, if duly authorized to act for and in place of the Board of Directors.

      2.11. BREAK IN SERVICE. "Break in Service," for purposes of determining an Associate's Years of Vesting Service credit, shall mean a Computation Period during which an individual completes not more than one-half the number of Hours of Service required for such Year of Vesting Service. A Break in Service shall be sustained, or be deemed to occur, on the last day of the applicable Computation Period.

            2.11.1. Solely for purposes of determining whether an Associate sustains a Break in Service because he is not credited with not more than one-half the number of Hours of Service required for a Year of Vesting Service, the provisions of Subsections 2.11.2. and 2.11.3. below shall apply to an Associate's period of Maternity or Paternity Absence.

            2.11.2. The number of Hours of Service which shall be credited to an Associate for a period of Maternity or Paternity Absence shall be

                     2.11.2.1. the number which otherwise would normally have been credited to the Associate but for the absence, or

                     2.11.2.2. if the Administrative Committee determines that the number described in 2.11.2.1. above can not be determined, eight (8) Hours of Service per day of such absence, provided, however, that the total number of hours treated as Hours of Service under this Subsection 2.11.2. shall not exceed five hundred one (501), and that these Hours of Service shall be taken into account solely for purposes of determining whether or not the Associate has incurred a Break in Service.

            2.11.3. The Hours described in Subsection 2.11.2. above shall be credited to the Computation Period

                     2.11.3.1. in which the absence from work begins, if the Associate would be


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            prevented from incurring a Break in Service in that Computation
            Period solely because of such crediting, or

                     2.11.3.2. in any other case, in the immediately following Computation Period.

      2.12. CODE. "Code" shall mean the Internal Revenue Code of 1986, as in effect on the date of execution of this Plan document and as thereafter amended from time to time.

      2.13. Company. "Company" shall mean FCG Enterprises, Inc., a California corporation.

      2.14. Company Stock. "Company Stock" shall mean any class of stock of the Company which both constitutes "qualifying employer securities" as defined in Section 407(d) of ERISA and "employer securities" as defined in
Section 409(l) of the Code.

      2.15. COMPENSATION.

            2.15.1.  "Compensation" for purposes of this Plan, other than
      Article 19. and Article 23., shall mean a Participant's W-2 earnings, except that a determination of "Compensation" under this Subsection
      2.15.1. shall be subject to the following special rules and to the other provisions of this Section:

                     2.15.1.1. Except as specifically included under this Section, Compensation shall not include fringe benefits, contributions by an Employer to any employee benefit plan, or benefits under any employee benefit plan;

                     2.15.1.2. Amounts deducted pursuant to authorization by a Participant or pursuant to requirements of law (including amounts of Compensation deferred in accordance with the provisions of Section 4.1. and which qualify for treatment under Code Section 401(k) and amounts of Compensation deducted under a plan which satisfies the requirements of Section 125 of the Code) shall be included in "Compensation" for purposes of Articles 4. and 5. but not for other purposes, unless specifically provided to the contrary elsewhere in this Plan;

                     2.15.1.3. Amounts not included in an Associate's gross income for his current taxable year pursuant to deferred compensation plans or agreements (other than amounts qualifying for treatment under Code Section 401(k) as described in 2.15.1.2. above) shall not be taken into account in determining
            Compensation; and

                     2.15.1.4. Neither bonuses nor relocation payments shall be taken into account

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            in determining Compensation.

            2.15.2. For purposes of Article 19. (relating to certain limitations under Code Section 415 on annual additions to or benefits from qualified plans) and Article 23. of this Plan, and subject to the applicable limitations of this Subsection 2.15.2., the term "Compensation" shall mean a Participant's W-2 earnings. For purposes of applying the limitations of Article 19., Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

            2.15.3. For purposes of Articles 4. and 5., the "Compensation" of any Associate taken into account under the Plan for any Plan Year shall not exceed the annual compensation limit under Section 401(a)(17) of the Code as in effect on the January 1 coinciding with or immediately preceding the first day of such Plan Year.

                     2.15.3.1. "Compensation" of any Associate taken into account under the Plan for any Plan Year that begins on or after January 1, 1994 shall not exceed $150,000, as that amount is adjusted in accordance with Section 401(a)(17)(B) of the Code.

                     2.15.3.2. "Compensation" of any Associate taken into account under the Plan for any Plan Year that begins before January 1, 1994, shall not exceed $200,000, as that amount is adjusted at the same time and in the same manner as under Section 415(d) of the Code.

                     2.15.3.3. If Compensation for a period of less than twelve (12) months is taken into account for any Plan Year, then, to the extent required by regulations under Section 401(a)(17) of the Code, the otherwise applicable annual Compensation limit provided under this Subsection is reduced in the same proportion as the reduction in the twelve-month period.

                     2.15.3.4. If an Associate is a five percent (5%) owner or one of the top-ten highest paid Associates, the family aggregation rules of Section 414(q)(6) of the Code shall apply for purposes of the annual Compensation limit provided under this Subsection, except in applying such rules, the term "family" shall include only the Spouse of the Associate and any lineal descendants of the Associate who have not attained age 19 before the close of the year. If, as a result of the application of such rules the limit is exceeded, then, the limit shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Subsection prior to the application of this limit.

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      2.16. COMPUTATION PERIOD.  "Computation Period" shall mean the consecutive twelve-month period used for purposes of determining whether an Associate is to be credited with a Year of Vesting Service, or a Break in such Service. For purposes of determining whether an Associate is to be credited with a Year of Vesting Service or a Break in such Service, the Computation Period shall be the Plan Year.

      2.17. DISABILITY. "Disability" shall mean any inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration, within the meaning of Section 72(m)(7) of the Code. Notwithstanding the foregoing, the Administration Committee shall determine that an Associate has incurred a Disability if the Participant qualifies for disability benefits under the Employer's LTD plan, and shall presume conclusively that a Participant covered by such LTD plan but who does not so qualify has not incurred a Disability.

      2.18. DISTRIBUTABLE BENEFIT. "Distributable Benefit" shall mean the Vested Interest of a Participant in this Plan which is determined and distributable to the Participant in accordance with the provisions of Articles 9., 11., 12. and 13

      2.19. EFFECTIVE DATE. "Effective Date" shall mean December 1, 1995, unless otherwise expressly provided herein.

      2.20. ELIGIBLE ASSOCIATE.

            2.20.1. "Eligible Associate" shall mean any individual who is employed by an Employer, except as provided in Subsection 2.20.2. below.

            2.20.2.  The term "Eligible Associate" shall not include:

                     2.20.2.1. Any Associate who is covered by a collective bargaining agreement to which an Employer is a party, unless the collective bargaining agreement provides for coverage under this Plan. Notwithstanding the provisions of the preceding sentence, solely for purposes of applying percentage coverage tests under Code Section 410, to the extent required by Section 410, employees covered by a collective bargaining agreement shall be deemed ineligible only if there is evidence that retirement benefits were the subject of good faith bargaining between the Employer and the collective bargaining representative, and if less than two percent of the employees of the employer who are covered pursuant to that agreement are professionals as defined in Treasury Regulations Section 1.410(b)-9(g).

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                     2.20.2.2.  Any non-resident alien who receives no earned
            income (within the meaning of Code Section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3).

                     2.20.2.3. Any Associate who is a "leased employee" within the meaning of Code Section 414(n).

                     2.20.2.4. Any Associate who is an employee within the meaning of Code Section 401(c)(3).

      2.21. EMPLOYER. "Employer" shall mean FCG Enterprises, Inc. or any employer that is an Affiliated Company with respect to FCG Enterprises, Inc. and which may be included within the coverage of the Plan with the written consent of the Board of Directors (but only for such period of time that such Employer's participation in this Plan and Trust continues to be approved by the Board of Directors).

      2.22. EMPLOYMENT COMMENCEMENT DATE. "Employment Commencement Date" shall mean each of the following:

            2.22.1. The date on which an Associate first performs an Hour of Service in any capacity for an Employer or an Affiliated Company with respect to which the Associate is compensated or is entitled to compensation by the Employer or the Affiliated Company.

            2.22.2. In the case of an Associate who incurs a Severance and who is reemployed by an Employer or an Affiliated Company, the term "Employment Commencement Date" shall mean either the Associate's "Employment Commencement Date" as defined in 2.22.1. above or, if the Participant incurs a Break in Service, the first day following the Severance on which the Associate performs an Hour of Service for the Employer or an Affiliated Company with respect to which he is compensated or entitled to compensation by the Employer or Affiliated Company. Unless the Company shall expressly determine otherwise, and except as is expressly provided otherwise in this Plan or in resolutions of the Board, an Associate shall not, for purposes of determining his Employment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity becomes an Affiliated Company.

      2.23. ENTRY DATE. "Entry Date" shall mean each January 1 and July 1. "Entry Date" shall also mean for purposes of contributions to the employee stock ownership portion of the Plan described in Subsection 1.1.2., the December 1, 1995 Effective Date.

      2.24. ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

      2.25. EXEMPT LOAN. "Exempt Loan" shall mean any loan to the Plan or Trust not prohibited by

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Section 4975(c), including a loan which meets the requirements set forth in
Section 4975(d)(3) of the Code and the Regulations promulgated thereunder, the proceeds of which are used to finance the acquisition of Company Stock or refinance such a loan.

      2.26. FIRST SHARE CONTRIBUTIONS. "First Share Contributions" shall mean contributions described in Section 5.3

      2.27. FORFEITURE ACCOUNT. "Forfeiture Account" shall mean an account established and maintained pursuant to Section 5.8. for purposes of holding any non-vested portion of a Participant's Account that is forfeited by the Participant in accordance with Section 5.10., 5.11., or Section 11.9

      2.28. HARDSHIP.

            2.28.1. "Hardship" shall mean a need created by an immediate and heavy financial need of the Participant, which need cannot be met by other sources reasonably available to the Participant and shall include a distribution for: 2.28.1.1. expenses for medical care described in
      Section 213(d) of the Code previously incurred by the Associate, the Associate's Spouse, children, or dependents, or necessary for such persons to obtain medical care described in Code Section 213(d).

                     2.28.1.2. costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Associate.

                     2.28.1.3. payment of tuition, related educational fees, and room and board expenses for the next twelve (12) months of post-secondary education for the Associate, or the Associate's Spouse, children or dependents.

                     2.28.1.4. payments necessary to prevent the eviction of the Associate from, or a foreclosure on the mortgage of, the Associate's principal residence.

            2.28.2. In addition to the above, a Hardship need may include any amounts necessary to pay any federal, state, or local income taxes or penalties anticipated to result from a Hardship distribution.

            2.28.3. Any determination of Hardship shall be in accordance with regulations promulgated under Code Section 401(k).

      2.29.  HIGHLY COMPENSATED ASSOCIATE.

             2.29.1. "Highly Compensated Associate" shall mean any Associate who, during the Plan Year, or the preceding Plan Year,

                      2.29.1.1.  was at any time a Five Percent Owner,

                      2.29.1.2. received Compensation from an Employer in excess of $75,000, as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d),

                      2.29.1.3. received Compensation from an Employer in excess of $50,000, as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d), and was in the top-paid group of Associates for such Plan Year, or

                      2.29.1.4. was at any time an officer and received Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year.

            2.29.2. Determination of a Highly Compensated Associate shall be in accordance with the following special rules:

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                     2.29.2.1.  In the case of the Plan Year for which the
            relevant determination is being made, an Associate not described in Paragraph 2.29.1.2., 2.29.1.3., or 2.29.1.4. of 2.29.1. above for the preceding Plan Year (without regard to Paragraph 2.29.1.1.) shall not be treated as described in Paragraph 2.29.1.2., 2.29.1.3., or 2.29.1.4. of 2.29.1. above unless such
            Associate is a member of the group consisting of the 100 Associates paid the greatest Compensation during the Plan Year for which such determination is being made.

                     2.29.2.2. An Associate shall be treated as a Five Percent Owner for any Plan Year if at any time during such Plan Year such Associate was a Five Percent Owner (as defined in
            Section 23.2).

                     2.29.2.3. An Associate is in the top-paid group of Associates for any Plan Year if such Associate is in the group consisting of the top twenty percent (20%) of the Associates when ranked on the basis of Compensation paid during such Plan Year.

                     2.29.2.4. For purposes of Paragraph 2.29.1.4. of Subsection 2.29.1. above, no more than fifty (50) Associates (or, if lesser, the greater of three (3) Associates or ten percent (10%) of the Associates) shall be treated as officers. To the extent required by Code Section 414(q), if for any Plan Year no officer of the Employer is described in Paragraph
            2.29.1.4. of Subsection 2.29.1. above, the highest paid officer of the Employer for such year shall be treated as described in that section.

                     2.29.2.5. If any individual is a "family member" with respect to a Five Percent Owner or of a Highly Compensated Associate in the group consisting of the ten (10) Highly Compensated Associates paid the greatest Compensation during the Plan Year, then

                                2.29.2.5.1.  such individual shall not be
                     considered a separate Associate, and

                                2.29.2.5.2.  any Compensation paid to such
                     individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the Five Percent Owner or Highly Compensated Associate. For purposes of this Paragraph 2.29.2.5., the term "family member" means, with respect to any Associate, such Associate's Spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                                2.29.2.6.  For purposes of this Section, the
                     term "Compensation" means Compensation as set forth in Subsection 2.15.2., without regard to the limitations of Subsection 2.15.3.; provided, however, the determination under this Paragraph 2.29.2.6. shall be made without regard to Sections 125, 402(e)(3), and 401(h)(1)(B), and in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b).

                                2.29.2.7.  For purposes of determining the
                     number of Associates in the top-paid group under Paragraph 2.29.1.3. of Subsection 2.29.1. above, the following Associates shall be excluded:

                                           2.29.2.7.1.  Associates who have
                                not completed six  (6) months of Service,

                                           2.29.2.7.2.  Associates who normally
                                work less than 17-1/2 hours per week,

                                           2.29.2.7.3.  Associates who normally
                                work not more than six (6) months during any Plan Year,

                                           2.29.2.7.4.  Associates who have not
                                attained age  21,

                                           2.29.2.7.5.  Except to the extent
                                provided in Treasury Regulations, Associates who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Associate representatives and Employer, and

                                           2.29.2.7.6.  Associates who are
                                nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3)).

                     An Employer may elect to apply Subparagraphs 2.29.2.7.1. through 2.29.2.7.4. above by substituting a shorter period of Service, smaller number of hours or months, or lower age for the period of service, number of hours or months, or (as the case may be) than as specified in such Subparagraphs.

                                2.29.2.8.  A former Associate shall be
                     treated as a Highly Compensated Associate if:

                                           2.29.2.8.1.  such Associate was a
                                 Highly Compensated Associate when such
                                 Associate incurred a Severance, or

                                           2.29.2.8.2.  such Associate was a
                                 Highly Compensated Associate at any time after attaining age fifty-five (55).

                                 2.29.2.9.  Code Sections 414(b), (c), (m),
                     (n), and (o) shall be applied before the application of this Section 2.29

            2.29.3. To the extent permissible under Code Section 414(q), the Administration Committee may determine which Associates shall be categorized as Highly Compensated Associates by applying a simplified method prescribed by the Internal Revenue Service.

      2.30. HOUR OF SERVICE.

            2.30.1.  "Hour of Service" of an Associate shall mean the following:

                     2.30.1.1. Each hour for which the Associate is paid by an Employer or an Affiliated Company or entitled to payment for the performance of services as an Associate. For purposes of this Section, overtime work shall be credited as straight time.

                     2.30.1.2. Each hour in or attributable to a period of time during which the Associate performs no duties (irrespective of whether he has terminated his employment) due to a vacation, holiday, illness, incapacity (including pregnancy or disability), layoff, jury duty or military duty for which he is so paid or so entitled to payment, whether direct or indirect. However, no such hours shall be credited to an Associate if such Associate is directly or indirectly paid or entitled to payment for such hours and if such payment or entitlement is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws or is a payment which solely reimburses the Associate for medical or medically related expenses incurred by him.

                     2.30.1.3. Each hour in or attributable to a period of time during which the Associate performs no duties due to service in the Armed Forces of the United States (other than by voluntary enlistment or commission), provided that such Associate's duties for the Employer or an Affiliated Company are resumed within ninety (90) days after release from the Armed Forces. With respect to any such unpaid absence as set forth in this Paragraph 2.30.1.3., an Associate shall be deemed to complete Hours of Service at his customary work schedule prior to the commencement of such absence.

                     2.30.1.4. Each hour for which the Associate is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Employer or an Affiliated Company, provided that such Associate has not previously been credited with an Hour of Service with respect to such hour under Paragraphs 2.30.1.1. or
            2.30.1.2. above.

                     2.30.1.5. Each hour for which the Associate is on a Leave of Absence, provided the Associate returns to active status on or before expiration of the Leave of Absence. Notwithstanding the foregoing, no more than 501 Hours of Service shall be credited to an Associate under Paragraphs 2.30.1.2. or 2.30.1.4. above on account of any single continuous period of time during which no duties are performed.

            2.30.2.  Hours of Service under Paragraphs 2.30.1.2. and
      2.30.1.4. above shall be calculated in accordance with Department of Labor Regulation 29 C.F.R. Section 2530.200b-2(b). Hours of Service shall be credited to the appropriate computation period according to Department of Labor Regulation Section 2530.200b-2(c). However, an Associate will not be considered as being entitled to payment until the date when the Employer or the Affiliated Company would normally make payment to the Associate for such Hour of Service.

            2.30.3. Unless expressly provided to the contrary by this Plan or by the Board of Directors, an Associate shall not be credited with Hours of Service for periods of employment with an Affiliated Company prior to the date on which an entity becomes an Affiliated Company, or part of an Affiliated Company.

      2.31. INVESTMENT FUND. "Investment Fund" shall mean any of the separate Investment Funds established by the Administration Committee which may be made available by the Administration Committee from time to time for selection by Participants for purposes of the investment of amounts contributed to this Plan, as provided in Article 7.

      2.32. INVESTMENT MANAGER. "Investment Manager" means the one or more Investment Managers, if any, that are appointed pursuant to Section 14.3.

      2.33. LEAVE OF ABSENCE. "Leave of Absence" shall mean any absence with or without pay authorized by the Employer under the Employer's standard personnel practices. The treatment of Leaves of Absence under this Plan shall not result in discrimination in favor of Highly Compensated Associates in violation of Code
Section 401(a)(4).

      2.34. MATERNITY OR PATERNITY ABSENCE. "Maternity or Paternity Absence" shall mean an absence from work for any period

            2.34.1.  By reason of the pregnancy of the Associate,

            2.34.2.  By reason of the birth of a child of the Associate,

            2.34.3. By reason of the placement of a child with the Associate in connection with the adoption of the child by the Associate, or

            2.34.4. For purposes of caring for the child for a period beginning immediately following the birth or placement referred to in Subsection 2.34.2. or 2.34.3. above. Notwithstanding the foregoing, a period of absence shall be treated as a Maternity or Paternity Absence only if the Associate claims that such absence qualifies as a Maternity or Paternity Absence and furnishes such proof and information regarding such absence as the Administration Committee reasonably requires. A Maternity or Paternity Absence shall be recognized solely for purposes of determining whether or not an Associate has incurred a Break in Service. Accordingly, such a Maternity or Paternity Absence shall not result in an accrual of Service for purposes of the benefit accrual or vesting provisions of this Plan. Further, nothing in this Plan shall be construed or interpreted to give an Associate the right to any paid or unpaid maternity or paternity leave. An Associate's rights, if any, with respect to such leave shall be governed by the Employer's standard personnel practices and policies.

      2.35. NORMAL RETIREMENT DATE. "Normal Retirement Date" shall mean the date that such Participant has both attained age sixty-two (62) and attained the fifth (5th) anniversary of the Participant's commencement of participation in the Plan or the Prior Plan.

      2.36. PARTICIPANT AND ACTIVE PARTICIPANT.

            2.36.1. "Participant" shall mean any person for whom an Account is maintained under the Plan and whose Account, representing such person's interest in the Trust Fund, has not been distributed or otherwise disposed of in accordance with applicable law.

            2.36.2. "Active Participant" as of any applicable date shall mean an Eligible Associate who has satisfied the eligibility and participation requirements of Article 3. without regard to whether such Eligible Associate is making Participant contributions in accordance with Article 4.

      2.37. PLAN. "Plan" shall mean the FCG Enterprises, Inc. Associate 401(k) and Stock Ownership Plan as set forth herein, and as it may be amended from time to time.

      2.38. PLAN ADMINISTRATOR. "Plan Administrator" shall mean the administrator of the Plan, within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be FCG Enterprises, Inc.

      2.39. PLAN YEAR. "Plan Year" shall mean the twelve (12) month period ending on each December 31.

      2.40. PRE-TAX (401(k)) CONTRIBUTIONS. "Pre-Tax (401(k)) Contributions" shall include those amounts contributed to the Plan as a result of a salary or wage reduction election made by the Participant in accordance with applicable provisions of the Plan, to the extent such contributions qualify for treatment as contributions made under a "qualified cash or deferred arrangement" within the meaning of Section 401(k) of the Code.

      2.41. PRE-TAX (401(k)) MATCHING CONTRIBUTIONS. "Pre-Tax (401(k)) Matching Contributions" shall mean Employer contributions that are geared to Participant contributions, as provided in Section 5.4

      2.42. PRIOR PLAN. "Prior Plan" shall mean provisions of the FCG Enterprises, Inc. dba First Consulting Group Profit Sharing 401(k) Plan as in effect from time to time prior to the merger of such Prior Plan into and with this Plan effective as of January 1, 1996.

      2.43. PROFIT SHARING CONTRIBUTIONS. "Profit Sharing Contributions" shall mean Profit Sharing Contributions described in Section 5.5. or Section 5.6

      2.44. QUALIFIED JOINT AND SURVIVOR ANNUITY. "Qualified Joint and Survivor Annuity" shall mean an annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse.

      2.45. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.  "Qualified
Preretirement Survivor Annuity" shall
mean a survivor annuity for the life of the surviving Spouse of the Participant.

      2.46. RETIREMENT VESTING DATE. "Retirement Vesting Date" shall mean the last day of the Plan Year in which the later of the following occurs: (a) the Participant attains age fifty-five (55), or (b) the fifth (5th) anniversary of the commencement of the Participant's participation in the Plan or the Prior Plan.

      2.47. SEVERANCE. "Severance" shall mean the termination of an Associate's employment, in any capacity, with the Employer and Affiliated Companies, by reason of such Associate's death, resignation, dismissal or otherwise, as determined in accordance with the provisions of this Section
2.47. For the purposes of this Plan, in determining whether the service or employment of an Associate has terminated, the customary policies and practices of the employer shall apply. However, for purposes of determining whether an individual is entitled to receive a distribution of benefits by reason of a termination of employment or Severance, no person shall be deemed to have experienced a termination of employment or Severance prior to the date as of which such person (a) experiences a "separation from service," as such term is used in Sections 401(a), 401(k) and resolutions, rulings or other pronouncements thereunder issued by the Secretary of the Treasury or Internal Revenue Service, or (b) otherwise becomes entitled to a distribution of benefits under Sections 401(a) and 401(k).

      2.48. SEVERANCE DATE. "Severance Date" shall, in the case of any Associate who incurs a Severance, mean the day on which such Associate is deemed to have incurred said Severance, determined in accordance with the provisions of Section 2.47.

      2.49. SPOUSE. "Spouse" shall mean the person to whom a Participant is legally married as of the Annuity Starting Date with respect to the payment of all or a portion of the Participant's Vested Interest in his Accounts, or in the case of a payment after the Participant's death, the person to whom the Participant is legally married as of the date of the Participant's death.
 To the extent required under a qualified domestic relations order, a former spouse shall be treated as a Spouse.

      2.50. TRUST AGREEMENT. "Trust Agreement" shall mean the one or more trust agreements entered into by the Company in accordance with the provisions of Article 6. for the purpose of holding contributions and earnings under this Plan, and shall include any funding agreement with an insurance company or custodian treated as a Trustee under Section 401(f) of the Code.

      2.51. TRUST AND TRUST FUND. "Trust" or "Trust Fund" shall mean the assets of the Plan held in a trust, insurance contract or custodial account established under a Trust Agreement pursuant to Article 6.

      2.52. TRUSTEE. "Trustee" shall mean any successor or other corporation or person or persons selected by the Board of Directors to act as a trustee of the Trust Fund under a Trust Agreement, and shall include any insurance company, bank or person treated as the holder of a qualified trust under
Section  401(f) of the Code.

      2.53. VALUATION DATE. "Valuation Date" shall mean the date as of which the Trustee shall determine the fair market value of the assets in the Trust Fund for purposes of determining the value of each Account therein. The Administration Committee may designate a separate Valuation Date with respect to each Investment Fund or investment pool forming a part of the Trust Fund, except that the Valuation of Company Stock shall be valued as provided in Article 8.

      2.54. VESTED INTEREST. "Vested Interest" or "Vested Right" shall mean the interest of a Participant in his Accounts which is at all times fully vested and nonforfeitable.

      2.55. YEAR OF VESTING SERVICE. An Associate's Years of Vesting Service credit shall be determined in accordance with the following provisions of this Section 2.55.

            2.55.1. "Year of Vesting Service" shall mean a Computation Period during which the Associate completes at least one thousand (1,000) Hours of Service for an Employer or an Affiliated Company. In no instance will an Associate be credited with more than one (1) Year of Vesting Service with respect to service performed in a single Computation Period.

            2.55.2. In the case of any Associate who incurs a Break in Service, upon such Associate's completion of one (1) Hour of Service following a Break in Service, his Years of Vesting Service prior to said Break shall be taken into account under this Plan if he either had a Vested Right to benefits under this Plan immediately preceding such Break, or the number of his one-year Breaks in Service does not equal or exceed his Parity Period, as defined in Subsection 2.55.4. below.

            2.55.3. In the case of any Associate who incurs a Break in Service and who, immediately preceding such Break, did not have any Vested Right to benefits under this Plan, if the number of his one-year Breaks in Service equals or exceeds his Parity Period, as defined in Subsection 2.55.4. below, then his Years of Vesting Service prior to said Break in Service shall not be taken into account under this Plan. Any Years of Vesting Service credit accrued before a Break shall be deemed not to include any Years of Vesting Service not required to be taken into account under this Subsection 2.55.3. by reason of any prior Break in Service.

            2.55.4. For purposes of this Section 2.55., the term Parity Period shall mean the greater of (i) five Years of Vesting Service, or
      (ii) the number of Years of Vesting Service credited under this Section prior to the Severance giving rise to such Break.

            2.55.5. Except to the extent provided by the Board of Directors, or unless otherwise expressly stated in this Plan, such an Associate shall not receive such Years of Vesting Service credit for any period of employment with an Affiliated Company prior to such entity becoming or becoming a part of, an Affiliated Company.

            2.55.6. In the event of a change in the Plan Year, an Associate who is credited with a Year of Vesting Service in both the twelve (12) month period that begins on the first day of the short Plan Year and the Plan Year that immediately follows such short Plan Year, shall be credited with two (2) Years of Vesting Service.

            2.55.7. With respect to periods prior to January 1, 1996, a Participant's Years of Vesting Service and Break in Service Years shall be such number of such years as are determined under provisions of the Prior Plan through December 31, 1995.

                                      ARTICLE 3.

                            ELIGIBILITY AND PARTICIPATION


      3.1.  ELIGIBILITY TO PARTICIPATE.

            3.1.1. Any Eligible Associate shall be eligible to become an Active Participant effective as of any Entry Date coinciding with or immediately following the date such Participant becomes an Eligible Associate.

            3.1.2. If an Eligible Associate ceases to be an Eligible Associate he shall be eligible to become an Active Participant in the Plan effective as of an Entry Date following the date he again becomes an Eligible Associate.

            3.1.3. Notwithstanding the preceding rules of this Section 3.1., the actual date upon which an Eligible Associate will become an Active Participant will be determined pursuant to the rules of Section 3.2. below.

      3.2.  COMMENCEMENT OF ACTIVE PARTICIPATION.

            3.2.1. An Eligible Associate shall become an Active Participant for purposes of Article 5. as of the Entry Date determined in accordance with Section 3.1.

            3.2.2. Effective as of the Entry Date determined in accordance with Section 3.1. or any subsequent Entry Date, an Active Participant may elect to make Pre-Tax (401(k)) Contributions in accordance with the provisions of Article 4., starting with the first day of any full payroll period that commences with or immediately follows such Entry Date, by delivering to the Administration Committee prior to such Entry Date his written election to contribute to the Plan. An Eligible Associate's written election to contribute must be delivered to the Administration Committee within the time period prescribed by the Administration Committee.

            3.2.3. Each Active Participant shall complete an enrollment form and such other forms as may be prescribed by the Administration Committee and shall designate a Beneficiary. An Active Participant shall also designate one or more of the Investment Funds described in
      Article 7. for the investment of contributions allocated to his Accounts, to the extent provided in Article 7. The Administration Committee may prescribe such rules as it deems appropriate in connection with a Participant's investment designations. As a condition of Participation in the Plan, a Participant may be required to enter into such agreements as are consistent with the articles of incorporation and bylaws of the Company, requiring sale to the Company of Company Stock received in any distribution from the Plan upon cessation of Associate status.

      3.3. CHANGE IN STATUS. If an Active Participant is transferred from one Employer to another Employer, he shall automatically become an Active Participant under the Plan with such other Employer if he continues to be an Eligible Associate; further, he shall continue to be a Participant with respect to his Accounts at the date of transfer during the period that he is a Participant under the Plan with such Employer. If an Active Participant becomes an ineligible Associate and therefore becomes ineligible to continue to be an Active Participant because he is no longer an Eligible Associate, he shall continue to be a Participant with respect to his Accounts at the date of his change of status during the period of his subsequent employment as an ineligible Associate.

      3.4. ASSOCIATE RESPONSIBILITY. It shall be the responsibility of an Eligible Associate who elects to contribute to this Plan to verify that amounts of his contributions are in accordance with his election, and investment of such contributions is in accordance with his investment designation.

                                      ARTICLE 4.

                              PARTICIPANT CONTRIBUTIONS


      4.1.  ELECTION TO CONTRIBUTE.

            4.1.1. Each Eligible Associate who has satisfied the requirements of Section 3.1. may elect to contribute to the Plan by completing a contribution election form pursuant to Section 3.2. in which he agrees to have an amount equal to a percentage of his Compensation contributed to the Plan for each payroll period that the contribution election is in effect, as provided in Section 4.2 All contributions by Active Participants shall be made as Pre-Tax (401(k)) Contributions.

            4.1.2. An Active Participant's contribution election shall be effective as of the Entry Date determined in accordance with Section
      3.2. Such contribution election shall remain in effect until it is modified, revoked or terminated, pursuant to Section 4.3., or until the Active Participant ceases to be an Eligible Associate. A contribution election shall be made in such form and manner as the Administration Committee shall prescribe or approve.

            4.1.3. An Active Participant's Pre-Tax (401(k)) Contributions shall be made by payroll deduction and an amount equal to such Pre-Tax (401(k)) Contributions shall be paid by the Employer to the Trustee in accordance with Section 5.2

      4.2. PARTICIPANT CONTRIBUTION AMOUNTS. Participant contribution amounts shall be subject to the limitations of this Section 4.2., in addition to such other limitations as may be provided elsewhere in this Plan.

            4.2.1. Pre-Tax (401(k)) Contributions. The amount of an Active Participant's Pre-Tax (401(k)) Contributions for each payroll period for which his election to make Pre-Tax (401(k)) Contributions is in effect shall be in dollar amounts (not in excess of a dollar amount in excess of fifteen percent (15%) of Compensation) or whole percentage amounts of from one percent (1%) of the Active Participant's Compensation for each such payroll period, up to fifteen percent (15%).

            4.2.2. After-Tax Contributions. A Participant shall not be permitted to make "after-tax" contributions.

            4.2.3. In general, no Active Participant shall be permitted to make Pre-Tax (401(k)) Contributions in excess of the dollar limitation on the exclusion of elective deferrals from the Participant's gross income under Section 402(g) of the Code, as in effect with respect to the taxable year of the Participant (hereinafter referred to as the "Deferral Limitation"). In the event an Active Participant's Pre-Tax (401(k)) Contributions under this Plan, or the total amount of his elective deferrals, within the meaning of Code Section 402(g)(3), under all plans of the Employer and any Affiliated Company, exceed the Deferral Limitation for any reason, such excess elective deferrals, and any income allocable thereto, shall be returned to the Participant in accordance with Section 4.6

            4.2.4. The Administration Committee may prescribe such rules as it deems necessary or appropriate regarding an Active Participant's contributions under this Plan, including rules regarding the maximum amount that any Active Participant may contribute and the timing of a contribution election. These rules shall apply to all Eligible Associates, except to the extent that the

      Administration Committee prescribes special or more stringent rules applicable only to Highly Compensated Associates.

      4.3.  MODIFICATION, REVOCATION OR TERMINATION OF CONTRIBUTION ELECTION.

            4.3.1. Subject to the limitations of Section 4.2., an Active Participant may modify his contribution election effective as of the first day of any payroll period commencing with or immediately following any Entry Date by delivering to the Administration Committee his written notice of such modification at least within the time prescribed by the Administrative Committee before the effective date of the change.

            4.3.2. An Active Participant may revoke his contribution election effective as of the first day of any payroll period by delivering to the Administration Committee his written notice of such revocation at least within the time prescribed by the Administrative Committee before the effective date of the change. A revocation shall remain in effect throughout that Plan Year and all subsequent Plan Years until the Participant makes a new contribution election pursuant to Section 4.1.

            4.3.3. An Active Participant's contribution election shall automatically terminate if he ceases to be an Eligible Associate. If he again becomes an Eligible Associate and desires to again contribute a portion of his Compensation, it shall be his responsibility to make a new contribution election pursuant to Section 3.2. in order to resume contributions.

            4.3.4. The Administration Committee may prescribe such rules as it deems necessary or appropriate regarding the modification, revocation or termination of an Active Participant's contribution election.

      4.4. LIMITATION ON PRE-TAX (401(k)) CONTRIBUTIONS BY HIGHLY COMPENSATED ASSOCIATES. With respect to each Plan Year, Participant Pre-Tax (401(k)) Contributions under the Plan for the Plan Year shall not exceed the limitations on contributions on behalf of Highly Compensated Associates under Section 401(k) of the Code, as provided in this Section. In the event that Pre-Tax (401(k)) Contributions under this Plan on behalf of Highly Compensated Associates for any Plan Year exceed the limitations of this Section for any reason, such excess contributions and any income allocable thereto shall be returned to the Participant as provided in Section 4.5.

            4.4.1. The Pre-Tax (401(k)) Contributions by a Participant for a Plan Year shall satisfy the Average Deferral Percentage test set forth in 4.4.1.1.1. below, or the alternative Average Deferral Percentage test set forth in 4.4.1.1.2. below, and to the extent required by regulations under Code Section 401(m), also shall satisfy the test identified in 4.4.1.2. below:

                    4.4.1.1.  Average Deferral Percentage Test.

                              4.4.1.1.1.  The "Actual Deferral Percentage"
                    for Eligible Associates who are Highly Compensated Associates shall not be more than the "Actual Deferral Percentage" of all other Eligible Associates multiplied by 1.25, or

                              4.4.1.1.2. The excess of the "Actual Deferral Percentage" for Eligible Associates who are Highly Compensated Associates over the "Actual Deferral Percentage" for all other Eligible Associates shall not be more than two percentage points, and the "Actual Deferral Percentage" for Highly Compensated Associates shall not be more than the "Actual Deferral Percentage" of all other Eligible Associates multiplied by 2.00.

                    4.4.1.2. Average Contribution Percentage Test. Average Contribution Percentage for Highly Compensated Associates eligible to participate in this Plan and a plan of the Company or an Affiliated Company that is subject to the limitations of
            Section 401(m) of the Code including, if applicable, this Plan, shall be reduced in accordance with Section 5.10., to the extent necessary to satisfy the requirements of Treasury Regulations
            Section 1.401(m)-2.

            4.4.2. For the purposes of the limitations of this Section, the following definitions shall apply:

                    4.4.2.1. "Actual Deferral Percentage" means, with respect to Eligible Associates who are Highly Compensated Associates and all other Eligible Associates for a Plan Year, the average of the Deferral Percentages, calculated separately for each Eligible Associate in such group.

                    4.4.2.2. "Deferral Percentage" means for any Eligible Associate the ratio of the amount of Pre-Tax (401(k)) Contributions under the Plan allocated to the Eligible Associate for such Plan Year to such Associate's "Compensation" for such Plan Year. An Eligible Associate's Pre-Tax (401(k)) Contributions may be taken into account for purposes of determining his Deferral Percentage for a particular Plan Year only if such Pre-Tax (401(k)) Contributions are allocated to the Eligible Associate as of a date within that Plan Year. For purposes of this rule, an Eligible Associate's Pre-Tax (401(k)) Contributions shall be considered allocated as of a date within a Plan Year only if (A) the allocation is not contingent upon the Eligible Associate's participation in the Plan or performance of services on any date subsequent to that date, and (B) the Pre-Tax Contribution is actually paid to the Trust no later than the end of the twelve month period immediately following the Plan Year to which the contribution relates. In accordance with regulations issued by the Secretary of the Treasury, Employer contributions on behalf of an Active Participant that satisfy the requirements of Code Section 401(k)(3)(C)(ii) shall also be taken into account for the purpose of determining the Deferral Percentage of such Active Participant.

                 4.4.2.3. "Eligible Associate" includes any Associate directly or indirectly eligible to make Pre-Tax (401(k)) Contributions at any time during the Plan Year, including any otherwise Eligible Associate during a period of suspension due to a hardship withdrawal, as prescribed by the Secretary of the Treasury in regulations under Code Section 401(k).

                 4.4.2.4. "Compensation" means Compensation determined by the Administration Committee in accordance with the requirements of Section 414(s) of the Code, including, to the extent elected by the Administration Committee, amounts deducted from an Associate's wages or salary that are excludable from income under Sections 125 and 402(a)(8) of the Code.

            4.4.3. In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans which include arrangements under Code Section 401(k), then this Section shall be applied by determining the Actual Deferral Percentages of Eligible Associates as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

            4.4.4. For the purposes of this Section, the Deferral Percentage for any Highly Compensated Associate who is a participant under two or more Code Section 401(k) arrangements of the Company or an Affiliated Company shall be determined by taking into account the Highly Compensated Associate's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under Code Section 401(k), in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

            4.4.5. If an Eligible Associate (who is also a Highly Compensated Associate) is subject to the family aggregation rules in
      Section 2.29., the combined Actual Deferral Percentage for the family group (which is treated as one Highly Compensated Associate) shall be the Actual Deferral Percentage determined by combining the Pre-Tax (401(k)) Contributions, amounts treated as Pre-Tax (401(k)) Contributions under Code Section 401(k)(3)(D)(ii), and Compensation of all eligible family members.

            4.4.6. For purposes of this Section, the amount of Pre-Tax (401(k)) Contributions by a Participant who is not a Highly Compensated Associate for a Plan Year shall be reduced by any Pre-Tax (401(k)) Contributions in excess of the Deferral Limitation which have been distributed to the Participant under Section 4.6., in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

            4.4.7. The determination of the Deferral Percentage of any Participant shall be made after applying the provisions of Section
      19.5. relating to certain limits on Annual Additions under Section 415 of the Code.

            4.4.8. The determination and treatment of Pre-Tax (401(k)) Contributions and the Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

            4.4.9. The Administration Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(k) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

      4.5. PROVISIONS FOR DISPOSITION OF EXCESS PRE-TAX (401(k)) CONTRIBUTIONS BY HIGHLY COMPENSATED ASSOCIATES.

            4.5.1. The Administration Committee shall determine, as soon as is reasonably possible following the close of each Plan Year, if the Actual Deferral Percentage test is satisfied for the Plan Year. If, pursuant to the determination by the Administration Committee, any or all of a Highly Compensated Associate's Pre-Tax (401(k)) Contributions must be reduced to enable the Plan to satisfy the Actual Deferral Percentage test, then any excess Pre-Tax (401(k)) Contributions by a Highly Compensated Associate, and any income allocable thereto shall, if administratively feasible, be distributed to the Participant not later than two and one-half (2-1/2) months following the close of the Plan Year in which such excess Pre-Tax (401(k)) Contributions were made, but in any event no later than the close of the first Plan Year following the Plan Year in which such excess Pre-Tax (401(k)) Contributions were made (after withholding any applicable income taxes due on such amounts). Recharacterization of excess Pre-Tax (401(k)) Contributions as Participant After-Tax Contributions shall not be permitted. Any excess Pre-Tax (401(k)) Contributions applied to reduce a Participant's loan shall be treated as a taxable distribution of such excess in accordance with this Section 4.5

            4.5.2. The Administration Committee shall determine the amount of any excess Pre-Tax (401(k)) Contributions by Highly Compensated Associates for a Plan Year by application of the leveling method set forth in Treasury Regulation Section 1.401(k)-1(f)(2) under which the Deferral Percentage of the Highly Compensated Associate who has the highest such percentage for such Plan Year is reduced to the extent required (i) to enable the Plan to satisfy the Actual Deferral Percentage test, or (ii) to cause such Highly Compensated Associate's Deferral Percentage to equal the Deferral Percentage of the Highly Compensated Associate with the next highest Deferral Percentage. This process shall be repeated until the Plan satisfies the Actual Deferral Percentage test. For each Highly Compensated Associate, the amount of excess Pre-Tax (401(k)) Contributions shall be equal to the total Pre-Tax (401(k)) Contributions (plus any amounts treated as Pre-Tax (401(k)) Contributions) made or deemed to be made by such Highly Compensated Associate (determined prior to the application of the foregoing provisions of this Subsection 4.5.2.) minus the amount determined by multiplying the Highly Compensated Associate's Deferral Percentage (determined after application of the foregoing provisions of this Subsection 4.5.2.) by his Compensation.

            4.5.3. The determination and correction of excess Pre-Tax (401(k)) Contributions of a Highly Compensated Associate whose Actual Deferral Percentage is determined under the family aggregation rules in
      Section 4.4. shall be accomplished by reducing the Actual Deferral Percentage as required under Subsections 4.5.1. and 4.5.2. above and allocating the excess Pre-Tax (401(k)) Contributions for the family unit in proportion to the Pre-Tax (401(k)) Contributions of each family member that are combined to determine the Actual Deferral Percentage.

            4.5.4. For purposes of satisfying the Actual Deferral Percentage test, income allocable to a Participant's excess Pre-Tax (401(k)) Contributions, as determined under 4.5.2. above, shall be determined in accordance with any reasonable method used by the Plan for allocating income to Participant Accounts, provided such method does not discriminate in favor of Highly Compensated Associates and is consistently applied to all Participants for all corrective distributions under the Plan for a Plan Year.

            4.5.5. The Administration Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Pre-Tax (401(k)) Contributions in excess of the limitations of this Article 4. and any income allocable to such excess.

            4.5.6. To the extent required by regulations under Section 401(k) or 415 of the Code, any excess Pre-Tax (401(k)) Contributions with respect to a Highly Compensated Associate shall be treated as Annual Additions under Article 19. for the Plan Year for which the excess Pre-Tax (401(k)) Contributions were made, notwithstanding the distribution of such excess in accordance with the provisions of this Section.

            4.5.7. The amount of Pre-Tax (401(k)) Contributions to be distributed to a Highly Compensated Associate in accordance with this Section shall be reduced by the Pre-Tax (401(k)) Contributions in excess of the Deferral Limitation previously distributed to such Highly Compensated Associate for the taxable year ending in the same Plan Year
       The Pre-Tax (401(k)) Contributions in excess of the Deferral Limitation to be distributed for a taxable year in accordance with
      Section 4.6. shall be
      reduced by the Pre-Tax (401(k)) Contributions previously distributed in accordance with this Section for the Plan Year beginning in such taxable year.

      4.6. PROVISIONS FOR RETURN OF ANNUAL PRE-TAX (401(k)) CONTRIBUTIONS IN EXCESS OF THE DEFERRAL LIMITATION. In the event Participant's elective deferrals, within the meaning of Code Section 402(g)(3), for any calendar year exceed the Deferral Limitation, such excess elective deferrals shall be returned to the Participant as provided in this Section 4.6

            4.6.1. In the event that due to error or otherwise, a Participant's Pre-Tax (401(k)) Contributions under this Plan for any calendar year exceed the Deferral Limitation for such calendar year (without regard to elective deferrals under any other plan), the Administration Committee shall notify the Plan of the amount of the excess Pre-Tax (401(k)) Contributions, and such excess Pre-Tax (401(k)) Contributions, together with income allocable thereto, shall be distributed to the Participant on or before the first April 15 following the close of the calendar year in which such excess Pre-Tax (401(k)) Contributions were made.

            4.6.2. If in any calendar year, a Participant makes Pre-Tax (401(k)) Contributions under this Plan and additional elective deferrals, within the meaning of Code Section 402(g)(3), under any other plan maintained by the Employer or an Affiliated Company, and the total amount of the Participant's elective deferrals under this Plan and all such other plans exceed the Deferral Limitation, the Employer and each Affiliated Company maintaining a plan under which the Participant made any elective deferrals shall notify the affected plans, and corrective distributions of the excess elective deferrals, and any income allocable thereto, shall be made from one or more such plans, to the extent determined by the Employer and each Affiliated Company. All corrective distributions of excess elective deferrals shall be made on or before the first April 15 following the close of the calendar year in which the excess elective deferrals were made.

            4.6.3. Income on Pre-Tax (401(k)) Contributions in excess of the Deferral Limitation shall be calculated in accordance with 4.5.4., except that if the Plan Year is not the calendar year, calculations of allocable income shall be made with reference to income allocable for the calendar year rather than the Plan Year, and based upon the Participant's account balance as of the last day of the calendar year.

             4.6.4. The Administration Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Pre-Tax (401(k)) Contributions in excess of the limitations of this Article 4. and any income allocable to such excess.

            4.6.5. In the event a Participant's Pre-Tax (401(k)) Contributions for any calendar year exceed the Deferral Limitation solely by reason of the Participant's elective deferrals under a plan maintained by an unrelated employer, such excess Pre-Tax (401(k)) Contributions shall not be returned to the Participant, but shall be held in the Participant's Pre-Tax (401(k)) Contributions Account until distribution can be made in accordance with the provisions of this Plan.

            4.6.6. To the extent required by regulations under Section 402(g) or 415 of the Code, Pre-Tax (401(k)) Contributions with respect to a Participant in excess of the Deferral Limitation shall be treated as Annual Additions under Article 19. for the Plan Year for which the excess Contributions were made, unless such excess is distributed to the Participant in accordance with the provisions of this Section.

      4.7. CHARACTER OF AMOUNTS CONTRIBUTED AS PRE-TAX (401(k)) CONTRIBUTIONS. Unless otherwise specifically provided to the contrary elsewhere in this Plan, Pre-Tax (401(k)) Contributions pursuant to a Participant's contribution election described above in Section 4.1. (and which qualify for treatment under Code
Section 401(k) and are contributed to the Trust Fund pursuant to Article 6.) shall be treated, for federal and state income tax purposes, as Employer contributions.

      4.8.  PARTICIPANT ROLLOVER CONTRIBUTIONS.

            4.8.1. To the extent permissible under Code Section 402(c), and in accordance with rules established by the Administration Committee, all or part of a distribution from a plan that satisfies the requirements of Code Section 401(a), or from an individual retirement account which is attributable solely to a rollover contribution within the meaning of Code Section 408(d)(3), may be rolled over into this Plan by any Eligible Associate.

            4.8.2. A rollover contribution by an Eligible Associate shall be credited to a Rollover Account established for such Eligible Associate in accordance with rules which the Administration Committee shall prescribe from time to time. Any rollover contributions in accordance with this Section shall be in cash and shall not be subject to distribution except as expressly provided under the terms of this Plan.

            4.8.3. An Eligible Associate who makes a rollover contribution to the Plan shall be treated as a Participant for purposes of the Plan provisions relating to the maintenance, valuation, investment and distribution of Accounts; provided, however, such Associate shall not be eligible to contribute to the Plan prior to satisfaction of the requirements of Article 4. and shall not receive an allocation of Pre-Tax (401(k)) Matching Contributions under the Plan with respect to any rollover contribution. No portion of a Rollover Account shall be invested in Company Stock.

      4.9. PLAN-TO-PLAN TRANSFERS. No amounts held under another plan that is qualified under Code Section 401(a) may be transferred directly from the trustee of that plan to the Trustee of this plan, except in the case of a merger of this plan with another plan qualified under Code Section 401(a) in accordance with Code Sections 401(k), 411(d)(6) and 414(l).

                                      ARTICLE 5.

                                EMPLOYER CONTRIBUTIONS


      5.1.  GENERAL.

            5.1.1.  Subject to the requirements and restrictions of this
      Article 5. and Articles 4. and 19., and subject also to the amendment or termination of the Plan or the suspension or discontinuance of contributions as provided herein, Employer contributions to the Plan shall be determined in accordance with this Article 5.

            5.1.2. Some or all of a contribution under this Article 5. made in cash or property other than Company Stock may be applied to repay any outstanding Exempt Loan. The Administration Committee may, subject to any pledge or similar agreement, direct or determine the proportions by which contributions are applied to repay each of the one or more Exempt Loans.

            5.1.3. Some or all of a contribution under this Article 5. made in cash or property other than Company Stock may be applied to purchase the shares of Company Stock, including shares allocated to the Accounts of any Participant (or Beneficiary), in order to make a distribution under Article 11. to such Participant (or Beneficiary), and including purchases from the Company or any other person.

      5.2. PRE-TAX (401(k)) CONTRIBUTIONS. The Employers shall make a Pre-Tax Contribution on behalf of each Active Participant who is an Eligible Associate of such Employer in an amount equal to the amount of the Pre-Tax (401(k)) Contributions elected by the Active Participant in accordance with Article 4., provided such Pre-Tax (401(k)) Contribution qualifies for tax treatment under Code Section 401(k). A Pre-Tax (401(k)) Contribution on behalf of an Active Participant for a payroll period shall be paid to the Trustee and allocated to the Active Participant's Pre-Tax (401(k)) Contribution Account as soon as administratively practicable following the last day of such payroll period, but in no event later than ninety (90) days following the last day of the payroll period, or such earlier date as may be prescribed under Department of Labor regulations.

      5.3. FIRST SHARE CONTRIBUTIONS. The Company may, in its discretion, in any Plan Year, cause the Employers to make a First Share Contribution on behalf of each Eligible Associate in accordance with Subsection 5.3.1. or Subsection 5.3.2. Such contribution shall be made in such amount as is determined by the Company and shall be made in shares of Company Stock or in cash applied to the purchase of Company Stock, as determined by the Company.

            5.3.1. The Company may, in its discretion, cause the Employers in any Plan Year to make a First Share Contribution on behalf of each Eligible Associate to whom a First Share Contribution has not previously been allocated. Only one First Share Contribution shall be made under this Subsection 5.3.1. with respect to any individual during the duration of such individual's employment with the Employer and shall be allocated per capita to the First Share Account of each Eligible Associate entitled to such allocation. In the event that application of Section 401(a)(4) of the Internal Revenue Code would prevent the allocation of First Share Contributions as provided herein for any Plan Year, such Contributions shall be curtailed in such manner as the Administration Committee determines in its discretion, including curtailment of the contributions beginning with the Participant entitled to an allocation whose compensation is greatest for such Plan Year.

            5.3.2. Notwithstanding the foregoing, the Company may, in its sole discretion, cause the employers in any Plan Year to make a First Share Contribution on behalf of each Eligible Associate without regard to whether such Eligible Associate has previously received a First Share Contribution. Such First Share Contribution shall be allocated per capita to the First Share Account of each Eligible Associate.

            5.3.3.  Any First Share Contribution for a Plan Year under this
      Section 5.3. shall be paid to the Trustee and allocated to the Eligible Associate's First Share Account on or as soon as practicable following the last day of such Plan Year. To the extent determined by the Company, in its sole discretion, any First Share Contribution under this Section 5.3. may be designated as "loan repayment contribution" and to the extent of such designation shall be applied to the repayment of any Exempt Loan designated by the Company. Any such determination by the Company shall be made not later than the date such First Share Contribution is paid to the Trustee.

            5.3.4. A Participant's Vested Interest in his or her First Share Account shall be determined as provided in Subsection 9.2.1

      5.4.  PRE-TAX (401(k)) MATCHING CONTRIBUTIONS.

            5.4.1. As of the last day of each Plan Year, the Company may, in its sole discretion, determine that the Employers shall make a Matching Contribution on behalf of each "Eligible Participant," as defined in Subsection 5.4.3. below. Any Matching Contribution under this Section
      5.4. shall be allocated among Eligible Participants in the same proportion that the amount of each Eligible Participant's Pre-Tax (401(k)) Contributions for the Plan Year bears to the aggregate amount of Pre-Tax (401(k)) Contributions of all Eligible Participants for the Plan Year, or as a percentage of such contributions determined by the Company. The Company may in its sole discretion determine that such Matching Contribution shall not exceed a percentage, as determined by the Company, of each Eligible Participant's Compensation for the Plan Year and may determine to establish a different maximum percentage for Highly Compensated Associates than for other Eligible Associates.

            5.4.2. Unless the Company determines that Pre-Tax (401(k)) Matching Contributions shall be made for a Plan Year in accordance with this Section 5.4., no Pre-Tax (401(k)) Matching Contributions shall be made for such Plan Year.

            5.4.3. Any Pre-Tax (401(k)) Matching Contributions for a Plan Year under this Section 5.4. shall be paid to the Trustee and allocated to the Eligible Participant's Pre-Tax (401(k)) ESOP Matching Contributions Account on or as soon as practicable following the last day of such Plan Year. To the extent determined by the Company, in its sole discretion, any Matching Contribution under this Section 5.4. may be designated as "loan repayment contribution" and to the extent of such designation shall be applied to the repayment of any Exempt Loan designated by the Company. Any such determination by the Company shall be made not later than the date such Matching Contribution is paid to the Trustee.

            5.4.4. For purposes of this Section 5.4., "Eligible Participant" means for a Plan Year, each Eligible Associate of the Employer who is an Eligible Associate on December 31 of such Plan Year.

      5.5.  PROFIT SHARING CONTRIBUTIONS.

            5.5.1. As of the last day of a Plan Year, the Company may, in its sole discretion, cause the Employers to make a Profit Sharing Contribution for such Plan Year in cash or Company Stock, on behalf of "Eligible Participants," as defined in Subsection 5.5.4. below, in an amount to be determined by the Company. Unless the provisions of
      Section 5.6. apply, any Profit Sharing Contributions in accordance with this Section 5.5. shall be allocated as of the last day of a Plan Year to the Profit Sharing Account of each Eligible Participant in the manner described in this Section 5.5

                    5.5.1.1. The allocation for a Plan year in which the Plan is not top-heavy (as defined in Article 23.) of the Plan) shall be:

                              5.5.1.1.1.  A dollar amount equal to the
                    Maximum Excess Contribution percentage multiplied by the sum of each Eligible Participant's total Compensation plus Excess Compensation shall be allocated to each Eligible Participant's Profit Sharing Account. If the Profit Sharing Contribution does not equal or exceed such amount for all Eligible Participants, each Eligible Participant will be allocated a share of the contribution in the same proportion that his Compensation plus his Excess Compensation for the Plan year bears to the total compensation plus the total Excess compensation of all Eligible Participants for such Plan year.

                              5.5.1.1.2. The balance of the Profit Sharing Contribution over the amount allocated under Subparagraph
                    5.5.1.1.1. above, if any, shall be allocated to each Eligible Participant's Profit Sharing Account in the same proportion that his compensation for the Plan Year bears to the total Compensation of all Eligible Participants for such Plan year.

                    5.5.1.2. The allocation for a Plan year in which the Plan is top-heavy (as defined in Article 23. of the Plan) shall be:

                              5.5.1.2.1.  An amount equal to the top Heavy
                    Percentage multiplied by each Participant's Compensation for the Plan Year shall be allocated to each Participant's Profit Sharing Account. If the Employer Profit Sharing Contribution does not equal or exceed such amount for all Participants, the amount shall be allocated to each Participant's Profit Sharing Account in the same proportion that his Compensation for the Plan Year bears to the total Compensation of all participants for such Plan Year.

                              5.5.1.2.2. The balance of the Profit Sharing Contribution over the amount allocated under Subparagraph
                    5.5.1.2.1. above shall be allocated to each Participant's Profit Sharing Account in a dollar amount equal to the Top heavy Percentage (not to exceed the Maximum Excess Contribution Percentage) multiplied by the Participant's Excess Compensation. If the Profit Sharing Contribution does not equal or exceed such amount for all Participants, each Participant shall be allocated a share of the contribution in the same proportion that his Excess Compensation for the Plan year bears to the total Excess Compensation of all Participants for such Plan Year.

                              5.5.1.2.3. The balance of the Profit Sharing Contribution over the amount allocated under Subparagraph
                    5.5.1.2.2. above shall be allocated to each Participant's Profit Sharing Account in a dollar amount equal to the difference between the Maximum Excess Contribution Percentage and the Top Heavy Percentage, but not less than zero percent (0%), multiplied by the sum of each Participant's Compensation plus Excess Compensation. If the Profit Sharing Contribution does not equal or exceed such amount for all Participants, each Participant shall be allocated a share of the contribution in the same proportion that his Compensation plus his Excess Compensation for the Plan Year bears to the total compensation plus the total Excess Compensation of all Participants for such Plan Year.

                              5.5.1.2.4. The balance of the Profit Sharing Contribution over the amount allocated under Subparagraph
                    5.5.1.2.3. above, if any, shall be allocated to each Participant's Profit Sharing Account in the same proportion that his Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

                              5.5.1.3.  For purposes of this Subsection
                    5.5.1., the following terms shall have the meaning indicated below:

                                        5.5.1.3.1.  Excess Compensation.
                              "Excess Compensation" means the amount in any Plan year by which a Participant's Compensation paid by the Employer for such year exceeds the Social Security Wage Base in effect on the first day of the Plan Year; such base being the maximum amount of earnings which may be considered wages for such year under Section 3121(a)(1) of the Code, or any subsequent statute of similar import.

                                        5.5.1.3.2.  Top Heavy Percentage.
                              "Top Heavy Percentage" means the minimum
                              Employer contribution expressed as a percentage of Compensation required for Plan Years in which the Plan is top heavy.

                                        5.5.1.3.3.  Maximum Excess
                              Contribution Percentage.  "Maximum Excess
                              Contribution Percentage" means five and
                              seven-tenths percent (5.7%).

            5.5.2. To the extent determined by the Company, in its sole discretion, any Profit Sharing Contributions under this Section 5.5. may be designated as "loan repayment contributions" and to the extent of such designation shall be applied to the repayment of any Exempt Loan designated by the Company. Any such determination by the Company shall be made not later than the date such Profit Sharing Contributions are paid to the Trustee. In the event the Company makes such a determination and designation, such Profit Sharing Contributions shall not be allocated in accordance with this Section 5.5., but shall be allocated in the proportion that each Eligible Participant's Compensation bears to the Compensation of all Eligible Participants.

            5.5.3. Unless the Employer determine that Profit Sharing Contributions shall be made for a Plan Year in accordance with this
      Section 5.5., no Profit Sharing Contributions shall be made for such Plan Year under this Section 5.5. 5.5.4. For purposes of this Section 5.5., "Eligible Participant" means for a Plan Year each Eligible Associate of the Employer who is an Eligible Associate on the last day of such Plan Year.

      5.6.  QUALIFIED NONELECTIVE PROFIT SHARING CONTRIBUTIONS.

            5.6.1. As of the last day of a Plan Year, the Company may, in its sole discretion, cause the Employers to make, in cash or Company Stock, a Profit Sharing Contribution for such Plan Year, in an amount to be determined by the Company, which contribution shall be designated as a "qualified non-elective contribution," within the meaning of regulations under Section 401(k) of the Code, and allocated in accordance with 5.6.2. below. Unless the Company determines that a Profit Sharing Contribution shall be made for a Plan Year in accordance with this Section 5.6., no Employer Contribution shall be made for such Plan Year under this Section 5.6

            5.6.2. Any Profit Sharing Contributions for a Plan Year in accordance with this Section 5.6. shall be allocated as of the last day of such Plan Year to Profit Sharing Accounts of Eligible Participants, in accordance with the following rules:

                    5.6.2.1. Profit Sharing Contributions shall first be allocated to the Profit Sharing Account of the Eligible Participant with the lowest Compensation for the Plan Year in an amount sufficient to cause the Deferral Percentage (as defined in Section 4.4.) of the Participant to equal the maximum percentage of Compensation an Active Participant is permitted to contribute to the Plan for the Plan Year as a Pre-Tax Contribution, as determined under rules established by the Administration Committee in accordance with Section 4.2.

                    5.6.2.2. Such Profit Sharing Contributions shall then be allocated in the amount described above to the Eligible Participant with the next lowest Compensation, and such allocations shall continue in the same manner until a sufficient amount has been allocated to the Pre-Tax (401(k)) Contributions Accounts of Eligible Participants to satisfy the Actual Deferral Percentage test with the smallest aggregate Employer Contribution.

            5.6.3. If, by the deadline for making "qualified nonelective contributions" to the Plan under Treasury Regulations 1.401(k)-1(b)(4)(i)(A)(2), the Employers do not have sufficient data or is unable to determine exactly the smallest Employer Contribution amount necessary to satisfy the Actual Deferral Percentage test in accordance with the provisions of Paragraph 5.6.2.2. above, the Employers may estimate such amount and add a cushion sufficient to ensure that the test will be met. Under these circumstances, the Profit Sharing Contributions designated as "qualified nonelective contributions" shall be allocated as provided in Paragraphs 5.6.2.1. and 5.6.2.2. above, except that allocations under Paragraph 5.6.2.2. shall continue until the aggregate estimated amount of such Profit Sharing Contributions is completely allocated.

            5.6.4. For purposes of this Section 5.6., "Eligible Participant" means any Participant who has Compensation for the Plan Year, who is not a Highly Compensated Associate, and who is eligible to receive an allocation of the Employer Contribution pursuant to the provisions of
      5.6.2. above.

            5.6.5. To the extent determined by the Company, in its sole discretion, any Profit Sharing Contribution under this Section 5.6. may be designated as "loan repayment contribution" and to the extent of such designation shall be applied to the repayment of any Exempt Loan designated by the Company. Any such determination by the Company shall be made not later than the date such Profit Sharing Contribution is paid to the Trustee.

      5.7. TIMING OF EMPLOYER CONTRIBUTIONS. In no event shall any Employer contributions under this Article 5. for any Plan Year be made later than the time prescribed by law for the deduction of such contributions for purposes of the Employer's Federal income tax, as determined by the applicable provisions of the Code.

      5.8. APPLICATION OF FORFEITURES. Any non-vested portion of a Participant's Account in this Plan that is forfeited under any provision of this Plan shall be credited to a Forfeiture Account. Any amount credited to a Forfeiture Account shall first be applied to restore Employer contribution amounts previously forfeited, as provided in Subsection 11.9.3., may next be applied to reduce administrative expenses, to the extent determined by the Company, and shall then be applied to reduce future Employer contributions, and shall not otherwise be repaid to or recovered by the Employers. No forfeiture shall be applied in a manner to result in discrimination prohibited by Code Section 401(a)(4) or 401(m).

      5.9. SPECIAL LIMITATIONS ON 401(m) CONTRIBUTIONS. With respect to each Plan Year, any employer matching contributions, as defined in Section 401(m) of the Code, or Associate "after-tax contributions, as defined in regulations under Section 401(m) of the Code, under the Plan for the Plan Year (hereafter referred to collectively as "401(m) Contributions") shall not exceed the limitations on such contributions by or on behalf of Highly Compensated Associates under Section

401(m) of the Code, as provided in this Section. In the event that 401(m) Contributions under this Plan by or on behalf of Highly Compensated Associates for any Plan Year exceed the limitations of this Section for any reason, such excess 401(m) Contributions and any income allocable thereto shall be disposed of in accordance with Section 5.10

            5.9.1. 401(m) Contributions by and on behalf of Participants for a Plan Year shall satisfy the Average Contribution Percentage test set forth in 5.9.1.1. below or the alternative Average Contribution Percentage test set forth in 5.9.1.2. below, or to the extent required by regulations under Code Section 401(m), shall satisfy the test identified in 5.9.1.3. below.

                    5.9.1.1. The Average Contribution Percentage for Eligible Associates who are Highly Compensated Associates shall not be more than the Average Contribution Percentage of all other Eligible Associates multiplied by 1.25, or

                    5.9.1.2. The excess of the Average Contribution Percentage for Eligible Associates who are Highly Compensated Associates over the Average Contribution Percentage for all other Eligible Associates shall not be more than two (2) percentage points, and the Average Contribution Percentage for the Highly Compensated Associates shall not be more than the Average Contribution Percentage of all other Eligible Associates multiplied by 2.00.

                    5.9.1.3. The Average Contribution Percentage for Highly Compensated Associates eligible to participate in this Plan and a plan of the Employer or an Affiliated Company that satisfies the requirements of Section 401(k) of the Code, including, if applicable, this Plan, shall be reduced to the extent necessary to satisfy the requirements of Treasury Regulations Section 1.401(m)-2 or similar such rule relating to the multiple use of the alternative test described in 5.9.1.2. above. The reduction of the Average Contribution Percentage shall apply to all Participants who are Highly Compensated Associates and such reduction shall be made in the order of priority provided in Subsection 5.9.6. below.

            5.9.2. For purposes of this Article 5., the following definitions shall apply:

                    5.9.2.1. "Average Contribution Percentage" means, with respect to a group of Eligible Associates for a Plan Year, the average of the Contribution Percentage, calculated separately for each Eligible Associate in such group.

                    5.9.2.2. The "Contribution Percentage" means for any Eligible Associate the percentage determined by dividing the sum of 401(m) Contributions under the Plan on behalf of each Eligible Associate for such Plan Year, by such Eligible Associate's Compensation for such Plan Year in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(m). An after-tax contribution shall be taken into account for a Plan Year if it is paid to the Trust during the Plan Year or paid to an agent of the Plan and transmitted to the Trust within a reasonable period after the end of the Plan Year. A matching contribution shall be taken into account for a Plan Year only if it is (A) made on account of a Participant's Pre-Tax (401(k)) Contributions or after-tax contributions for the Plan Year; (B) allocated to the Participant's matching contributions account during that Plan Year; and (C) actually paid to the Trust no later than the end of the twelve month period immediately following the Plan Year to which the contribution relates. To the extent determined by the Administration Committee and in accordance with regulations issued by the Secretary of the Treasury under Code
            Section 401(m)(3), Pre-Tax (401(k)) Contributions on behalf of an Eligible Associate and any qualified nonelective contributions, within the meaning of Code Section 401(m)(4)(C), on behalf of an Eligible Associate may also be taken into account for purposes of calculating the Contribution Percentage of such Eligible Associate, but shall not otherwise be taken into account. However, if matching contributions are taken into account for purposes of determining the Actual Deferral Percentage of an Eligible Associate for a Plan Year under Section 4.4. then such matching contributions shall not be taken into account under this Section.

                     5.9.2.3. "Eligible Associate" means any Eligible Associate directly or indirectly eligible to contribute to the Plan, including any otherwise Eligible Associate during a period of suspension due to a Hardship withdrawal, in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(k).

                     5.9.2.4. "Compensation" means Compensation determined by the Administration Committee in accordance with Section 414(s) of the Code, including to the extent determined by the Administration Committee, amounts deducted from an Associate's wages or salary that are not currently includible in the Associate's gross income by reason of the application of Code
            Section 402(e)(3) or 125.

            5.9.3. In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Eligible Associates as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(m) of the Code.

            5.9.4. For the purposes of this Section, the Contribution Percentage for any Eligible Associate who is a Highly Compensated Associate under two or more Code Section 401(a) plans of an Employer or an Affiliated Company to the extent required by Code Section 401(m), shall be determined in a manner taking into account the participant contributions and matching contributions for such Eligible Associate under each of such plans.

            5.9.5. If an Eligible Associate (who is also a Highly Compensated Associate) is subject to the family aggregation rules in
      Section 2.29., the combined Average Contribution Percentage for the family group (which is treated as one Highly Compensated Associate) shall be the Average Contribution Percentage determined by combining the 401(m) Contributions, amounts treated as matching contributions under Code Section 401(m)(3), and Compensation of all the eligible family members.

            5.9.6. The determination of the Contribution Percentage of any Participant shall be made after first applying the provisions of
      Section 19.5. relating to certain limits on Annual Additions under
      Section 415 of the Code, then applying the provisions of Section 4.6. relating to the return of Pre-Tax (401(k)) Contributions in excess of the Deferral Limitation, then applying the provisions of Section 4.5. relating to certain limits under Section 401(k) of the Code imposed on Pre-Tax (401(k)) Contributions of Highly Compensated Associates and last, applying the provisions of Section 5.11.

      relating to the forfeiture of matching contributions attributable to excess deferrals or contributions.

            5.9.7. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

            5.9.8. The Administration Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(m) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

      5.10. PROVISIONS FOR REDUCTION OF EXCESS 401(m) CONTRIBUTIONS BY OR ON BEHALF OF HIGHLY COMPENSATED ASSOCIATES.

            5.10.1. The Administration Committee shall determine, as soon as is reasonably possible following the close of the Plan Year, if 401(m) Contributions by or on behalf of Highly Compensated Associates satisfy the Average Contribution Percentage test for such Plan Year. If, pursuant to the determination by the Administration Committee, 401(m) Contributions by or on behalf of a Highly Compensated Associate must be reduced to enable the Plan to satisfy the Average Contribution Percentage test, then the Administration Committee shall take the following steps:

                     5.10.1.1. First, any excess after-tax contributions that were not matched by matching contributions, and any income allocable thereto, shall be distributed to the Highly Compensated Associate.

                     5.10.1.2. Second, if any excess remains after the provisions of 5.10.1.1. above are applied, to the extent necessary to eliminate the excess, any matching contributions on behalf of the Highly Compensated Associate, any corresponding after-tax contributions, and any income allocable thereto, shall be forfeited, to the extent forfeitable under the Plan, or distributed to the Highly Compensated Associate, to the extent non-forfeitable under the Plan (after withholding any applicable income taxes on such amounts).

                     5.10.1.3. If administratively feasible, excess 401(m) Contributions including any income allocable thereto, shall be distributed to Highly Compensated Associates, or, to the extent forfeitable, forfeited, within two and one-half (2-1/2) months following the close of the Plan Year for which the excess Contributions were made, but in any event no later than the end of the first Plan Year following the Plan Year for which the excess Contributions were made, notwithstanding any other provision in this Plan.

                     5.10.1.4. Any amounts of excess matching contributions forfeited by Highly Compensated Associates under this Section, including any income allocable thereto, shall be credited to the Forfeiture Account and applied in accordance with Section 5.8.

            5.10.2. The Administration Committee shall determine the amount of any excess 401(m) Contributions made by or on behalf of Highly Compensated Associates for a Plan Year by application of the leveling method set forth in Proposed Treasury Regulation Section 1.401(m)-1(e)(2) under which the Contribution Percentage of the Highly Compensated Associate who has the highest such percentage for such Plan Year is reduced, to the extent required (i) to enable the Plan to satisfy the Average Contribution Percentage test, or (ii) to cause such Highly Compensated Associate's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Associate with the next highest Contribution Percentage. This process shall be repeated until the Plan satisfies the Average Contribution Percentage test. For each Highly Compensated Associate, the amount of excess 401(m) Contributions shall be equal to the total 401(m) Contributions (plus any amounts treated as matching contributions) made on behalf of such Highly Compensated Associate (determined prior to the application of the foregoing provisions of this Subsection 5.10.2.) minus the amount determined by multiplying the Highly Compensated Associate's Contribution Percentage (determined after the application of the foregoing provisions of this Subsection 5.10.2.) by his Compensation.

            5.10.3. The determination and correction of excess 401(m) Contributions made by and on behalf of a Highly Compensated Associate whose Average Contribution Percentage is determined under the family aggregation rules in Section 5.9. shall be accomplished by reducing the Average Contribution Percentage as required under Subsections 5.10.1. and 5.10.2. above and allocating the excess 401(m) Contributions for the family unit in proportion to the 401(m) Contributions of each family member that are combined to determine the Average Contribution Percentage.

            5.10.4. For purposes of satisfying the Average Contribution Percentage test, income allocable to a Participant's excess 401(m) Contributions, as determined under 5.10.2. above, shall be determined in accordance with any reasonable method used by the Plan for allocating income to Participant Accounts, provided such method does not discriminate in favor of Highly Compensated Associates and is consistently applied to all Participants for all corrective distributions under the Plan for a Plan Year. Alternatively, the Administration Committee may determine that income on excess 401(m) Contributions shall be calculated as follows:

                     5.10.4.1. Allocable income for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to the 401(m) Contributions for the Participant, as applicable, by a fraction, the numerator of which is the excess contribution amount for the Plan Year and the denominator of which is the balance of the applicable Account as of the last day of the Plan Year, reduced by the gain allocable to the Account for the Plan Year and increased by the loss allocable to such Account for the Plan Year.

                     5.10.4.2. Allocable income for the period between the last day of the Plan Year and the date of the corrective distribution, or forfeiture, if applicable, may be calculated under the fractional method (5.10.4.1. above), or under the "safe harbor" method set forth in the regulations prescribed by the Secretary of the Treasury under Section 401(m) of the Code. Under the "safe harbor" method, allocable income is ten percent (10%) of the income calculated under the fractional method for the prior Plan Year, multiplied by the number of calendar months since the last day of the Plan Year. A distribution on or before the 15th of the month is treated as made on the last day of the preceding month; a distribution after the 15th of the month is treated as made on the first day of the next month.

                     5.10.4.3. The Administration Committee shall not be liable to any Highly Compensated Associate (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any excess 401(m) Contributions on behalf of a Highly Compensated Associate and the income attributable to such excess.

            5.10.5. To the extent required by regulations under Section 401(m) or 415 of the Code, any 401(m) Contributions in excess of the limitations of Section 5.9. forfeited by or distributed to a Highly Compensated Associate in accordance with this Section shall be treated as an Annual Addition under Article 18. for the Plan Year for which the excess contribution was made, notwithstanding such forfeiture or distribution.

      5.11. FORFEITURE OF PRE-TAX (401(k)) MATCHING CONTRIBUTIONS ATTRIBUTABLE TO EXCESS DEFERRALS OR CONTRIBUTIONS. To the extent any Pre-Tax (401(k)) Matching Contributions allocated to a Participant's Pre-Tax (401(k)) Matching Contributions Account are attributable to excess Pre-Tax (401(k)) Contributions required to be distributed to the Participant in accordance with Section 4.5. or 4.6., or excess after-tax contributions required to be distributed to the Participant in accordance with Section 5.10., such Pre-Tax (401(k)) Matching Contributions, including any income allocable thereto, shall be forfeited, notwithstanding that such Pre-Tax (401(k)) Matching Contributions may otherwise be non-forfeitable under the terms of the Plan.

      5.12. IRREVOCABILITY. An Employer shall have no right or title to, nor interest in, the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to an Employer except that on and after the Effective Date funds may be returned to the Employer as follows:

            5.12.1. In the case of an Employer contribution which is made by a mistake of fact, that contribution (and any income allocable to such contribution) may be returned to the Employer within one (1) year after it is made.

            5.12.2. All Employer contributions are hereby conditioned upon the Plan initially satisfying all of the requirements of Code Section 401(a) and Section 401(k). If the Plan does not initially qualify, at the Company's written election the Plan or any portion thereof may be revoked and any or all such contributions with respect to the portion revoked may be returned to the Employer within one year after the date of IRS denial of the initial qualification of the Plan. Upon such a revocation the affairs of the Plan and Trust shall be terminated and wound up as the Company shall direct.

            5.12.3. All contributions to the Trust Fund are conditioned on deductibility under Code Section 404. In the event a deduction is disallowed for any such contribution such contribution shall be returned to the Employer within one (1) year of the disallowance of the deduction.

                                      ARTICLE 6.

                                      TRUST FUND


      6.1. IN GENERAL. The Company has entered into a Trust Agreement with a Trustee creating the Trust Fund. Such Trust Agreement provides for the administration of the Trust Fund by the Trustee. The Trust Fund shall be invested in accordance with provisions of Article 7. and the Trust Agreement and shall be held in trust for the exclusive benefit of Participants or their Beneficiaries. The Company by action of the Board of Directors shall select such Trustee and may, without further reference to or action by any Participant, from time to time

            6.1.1. enter into such further agreements with the Trustee or other parties and make such amendments to the Trust Agreement or said further agreements as it may deem necessary or desirable to carry out the Plan,

            6.1.2.  designate a successor Trustee or successor Trustees, and

            6.1.3. take such other steps and execute such other instruments as it may deem necessary or desirable to put the Plan into effect or to carry out the provisions thereof.

      6.2. DIVISION OF ASSETS. Assets of the Trust Fund shall be held in separate funds which initially shall consist of the ASOP Fund, and thereafter shall consist of such other Investment Funds as the Administration Committee may establish from time to time in accordance with Section 7.1. Individual Participant interests in the Trust Fund shall be reflected in the Accounts maintained for each Participant. Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require a physical segregation of assets for any fund or for any Account maintained under the Plan.

       6.3. INVESTMENT OF ASOP FUND. The ASOP Fund shall be invested primarily in Company Stock except for cash or cash equivalent investments for the limited purposes of making Plan distributions to participants or paying Plan administrative expenses, or pending the investment of contributions or other cash receipts in Company Stock. Neither any Employer nor the ASOP Committee nor any Trustee shall have any responsibility or duty to time any transaction involving Company Stock, in order to anticipate market conditions or changes in stock value, nor shall any such person have any responsibility or duty to sell Company Stock held in the ASOP Fund (or otherwise to provide investment management for Company Stock held in the ASOP Fund) in order to maximize return or minimize loss. The ASOP Committee may direct the Trustees to have the Plan enter into one or more Exempt Loans to finance the acquisition of Company Stock. Employer contributions in cash, and other cash received by the Trustees, may be used to acquire shares of Company Stock from Company shareholders or directly from the Company.

      6.4. EXEMPT LOAN. Notwithstanding anything contained herein to the contrary, proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust, only for the following purposes:

            6.4.1.  to acquire Company Stock;

            6.4.2.  to repay the same Exempt Loan; or

            6.4.3.  to repay any previous Exempt Loan.

An Exempt Loan shall be repaid only from amounts loaned to the Trust and the proceeds of such loans, from Employer contributions in cash and earnings attributable thereto, from any collateral given for the loan, and from dividends paid on Company Stock acquired with proceeds of the exempt Loan.

      No Company Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by the Plan and when distributed by the Plan whether or not the Plan is then an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

      6.5. SUSPENSE FUND. Company Stock acquired by the ASOP Fund through an Exempt Loan shall be added to and maintained in the ASOP Suspense Subfund and shall thereafter be released from the ASOP Suspense Subfund and allocated to Accounts of Participants as provided in Section 6.7

      6.6. RELEASE. Company Stock acquired for the ASOP Fund through an Exempt Loan shall be released from the ASOP Suspense Subfund as the Exempt Loan is repaid, in accordance with the provisions of this Section 6.6.

            6.6.1. For each Plan Year until the Exempt Loan is fully repaid, the number of shares of Company Stock released from the ASOP Suspense Subfund shall equal the number of unreleased shares immediately before such release for the current Plan Year multiplied by the "Release Fraction." As used herein, the Release Fraction shall be a fraction the numerator of which is the amount of principal and interest paid on the Exempt Loan for such current Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years during the duration of the term of such Loan (determined without reference to any possible extensions or renewals thereof). Notwithstanding the foregoing, in the event such Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such Company Stock in the ASOP Suspense Subfund, but, rather, such release shall be effected pursuant to the foregoing provisions of this Section 6.6. on the basis of payments of principal and interest on such Substitute Loan.

            6.6.2. If required by any pledge or similar agreement, then in lieu of applying the provisions of Subsection 6.6.1. hereof with respect to such loan or Substitute Loan, shares shall be released from the ASOP Suspense Subfund as the principal amount of an Exempt Loan is repaid (and without regard to interest payments), provided the following three conditions are satisfied:

                    6.6.2.1. The Exempt Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years.

                    6.6.2.2. The interest portion of any payment is disregarded only to the extent it would be treated as interest under standard loan amortization tables.

                    6.6.2.3. If the Exempt Loan is renewed, extended or refinanced, the sum of the expired duration of the Exempt Loan and the renewal, extension or new Exempt Loan period must not exceed ten years.

            6.6.3. If at any time there is more than one Exempt Loan outstanding, separate accounts may but need not be established under the ASOP Suspense Subfund for each such Loan. Each Exempt Loan for which a separate account is maintained may be treated separately for purposes of the provisions governing the release of shares from the ASOP Suspense Subfund under this Section 6.6. and for purposes of the provisions governing the application of Employer contributions to repay an Exempt Loan under Section 5.1. hereof.

            6.6.4. It is intended that the provisions of this Section 6.6. shall be applied and construed in a manner consistent with the requirements and provisions of Treasury Regulation Section 54.4975-7(b)(8), and any successor Regulation thereto. All Company Stock released from the ASOP Suspense Subfund during any Plan Year shall be allocated among Participants as prescribed by Section 6.7. hereof.

      6.7. ALLOCATION PROCEDURES FOR RELEASED SHARES. Shares of Company Stock released from the ASOP Suspense Subfund for a Plan Year in accordance with
Section 6.6. hereof shall be held in the

ASOP Fund on an unallocated basis until allocated by the Administration Committee in accordance with this Section 6.7

            6.7.1. The allocation of released shares of Company Stock shall be made first in respect of Pre-Tax (401(k)) Matching Contributions for the Plan Year in accordance with Section 5.4. to the extent such matching contributions are designated as "loan repayment contributions."

            6.7.2. If any shares remain unallocated after the application of Subsection 6.7.1. above, such shares shall be allocated in respect of First Share Contributions for the Plan Year as determined by the Company in accordance with Section 5.3., to the extent that such First Share Contributions are designated as "loan repayment contributions."

            6.7.3.  If any shares remain unallocated after the application of
      6.7.2. above, such shares shall be allocated in respect of Profit Sharing Contributions for the Plan Year in accordance with Section 5.6., to the extent that such Profit Sharing Contributions are designated as "loan repayment contributions."

                                      ARTICLE 7.

                                     INVESTMENTS


      7.1. INVESTMENTS OF CONTRIBUTIONS. Profit Sharing Contributions in accordance with Sections 5.5. or 5.6. shall be allocable to Participant's Profit Sharing Diversified Account unless designated by the Company at the date of contribution to be held in the ASOP Fund. A Participant's Pre-Tax (401(k)) Contributions Account and Rollover Account, if any, shall be invested in accordance with the Participant's investment designations in one or more Investment Funds established from time to time by the Administration Committee for this purpose. The Administration Committee in its discretion may, from time to time, either establish or delete Investment Funds as it deems appropriate; and may provide that a Participant's Profit Sharing Account, to the extent not included in the ASOP Fund, shall be invested in one or more pooled or commingled funds without Participant direction as to investment or shall be a part of the Participant's Pre-Tax (401(k)) Contributions Account or that it be invested in the same manner as the Participant's Pre-Tax 401(k)) Contributions Account..

     7.2. INVESTMENT IN SECURITIES ISSUED BY THE COMPANY OR AN AFFILIATED COMPANY. Unless an appropriate and effective registration statement is filed with the Securities and Exchange Commission, no Pre-Tax (401(k)) Contributions to the Plan shall be allocated to the purchase of Company Stock. In addition, the Administration Committee shall establish such procedures as it deems appropriate regarding investment changes and distributions involving Company Stock in respect of persons subject to
Section  16 of the Securities and Exchange Act of 1934.

     7.3. PARTICIPANT INVESTMENT DESIGNATIONS. In accordance with rules of uniform application which the Administration Committee may from time to time adopt and subject to any limitations set forth below in this Article 7., each Participant shall have the right to designate one or more of the Investment Funds established by the Administration Committee for the investment of his Pre-Tax (401(k)) Contributions and rollover contributions under the Plan, in accordance with the following rules:

            7.3.1. Investment of Pre-Tax (401(k)) Contributions and rollover contributions by a Participant in any Investment Fund and transfer of a Participant's Pre-Tax (401(k)) Contributions Account and Rollover Account balances between Investment Funds shall be in increments of one percent (1%).

            7.3.2. A Participant may make a new investment designation which shall apply to (i) the amount standing to his credit in his Pre-Tax (401(k)) Contributions Account and Rollover Account, effective as of any Valuation Date; and/or (ii) future contributions to such Account, effective as of any Valuation Date by giving notice to the Administration Committee or its delegate.

            7.3.3. Investment Funds may, from time to time, hold cash or cash equivalent investments (including interests in any fund maintained by the Trustee as provided in the Trust Agreement) resulting from investment transactions relating to the property of said Fund;
      provided, however, that neither the Administration Committee, the ASOP Committee, any Employer, the Trustee or any other person shall have any duty or responsibility to cause such Funds to be held in cash or cash equivalent investments for investment purposes. In the case of any Investment Fund under the management and control of an Investment Manager appointed by the Administration Committee in accordance with
      Section 14.3., neither the Administration Committee, any Employer, the Trustee, nor any other person shall have any responsibility or liability for investment decisions made by such Investment Manager.

            7.3.4. In the event a Participant fails to make an investment designation in accordance with this Article 7., Pre-Tax (401(k)) Contributions or rollover contributions by the Participant shall be invested in a money-market or other interest-bearing fund.

      7.4.  DIVERSIFICATION RULE.

            7.4.1. For the purpose of this Section 7.4. only, the following definitions shall apply:

                    7.4.1.1. "Qualified Participant" shall mean a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan (excluding any period prior to December 1, 1995, when this Plan was not a plan described in Code Section 4975(e)(7)).

                    7.4.1.2. "Qualified Election Period" shall mean the six Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

            7.4.2. Each Qualified Participant shall be permitted to direct the Plan as to the diversification of twenty-five percent (25%) of the value of the vested portion of the Participant's (401(k)) Matching Contributions Account held in the ASOP Fund, Profit Sharing Account held in the ASOP Fund and First Share Account held in the ASOP Fund in the manner provided under 7.4.3. below, within ninety (90) days after the last day of each Plan Year during the Participant's Qualified Election Period. Within ninety (90) days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Plan as to the diversification of fifty percent (50%) of the value of the vested portion of such Accounts.

            7.4.3. A Qualified Participant's diversification election shall be provided to the Administration Committee in writing and may specify either of the options set forth in 7.4.3.1. and 7.4.3.2. below.

                    7.4.3.1. At the election of the Qualified Participant, the Plan shall distribute, in a single sum cash distribution (notwithstanding Section 409(d) of the Code) the portion of the Participant's Accounts (that are subject to the diversification election described in this Section 7.4.), within ninety (90) days after the last day of the period during which the election can be made.

                    7.4.3.2. A Qualified Participant who has a right to elect to receive a cash distribution under 7.4.3.1. above may elect instead to transfer the portion of the Participant's Accounts that are distributable in cash and covered by such election from the ASOP Fund to one or more of the other Investment Funds, described in Section 7.3 Such investment change shall be made no later than ninety (90) days after the last day of the period during which the election can be made.

      7.5. DEFERRED PAYMENT ACCOUNT. In the event a Participant who incurs a Severance makes an election to defer payment of his Distributable Benefit (including a deemed election to defer payment as provided in Paragraph 11.2.1.3.), upon the liquidation of the Participant's vested interest in any shares of Company Stock held in the Participant's Matching Contributions Account, Profit Sharing Stock Account, and First Share Contributions Account as of the Valuation Date determined in accordance with Subsection 11.2.3., the cash value of such shares and any other amounts held in such Accounts, shall be transferred to the Participant's Deferred Payment Account. Deferred Payment Accounts shall be invested pursuant to the Participant's directions in the same manner as Participant's Pre-Tax 401(k)) Contributions Accounts (or in the absence of such directions, in such default investment option, such as a short-term money fund or interest-bearing account as the Administration Committee may from time to time designate for such purpose).

                                      ARTICLE 8.

                     SPECIAL PROVISIONS CONCERNING COMPANY STOCK


      8.1. SECURITIES TRANSACTIONS. The Trustee may acquire Company Stock in the open market or from the Company or any other person, including a party in interest. No commission will be paid in connection with the Trustee's acquisition of Company Stock from a party in interest. Neither any Employer, nor the ASOP Committee, nor any Trustee have any responsibility or duty to time any transaction involving Company Stock in order to anticipate market conditions or changes in Company Stock value. Neither any Employer, nor the ASOP Committee nor any Trustee have any responsibility or duty to sell Company Stock held in the Trust Fund in order to maximize return or minimize loss.

      8.2. VALUATION OF COMPANY SECURITIES. When it is necessary to value Company Stock held by the Plan, the value will be the current fair market value of the Company Stock, determined in accordance with applicable legal requirements. If the Company Stock is publicly traded, fair market value will be based on the most recent closing price in public trading, as reported in The Wall Street Journal or any other publication of general circulation designated by the ASOP Committee, unless another method of valuation is required by the standards applicable to prudent fiduciaries. If the Company Stock cannot be valued on the basis of its closing price in recent public trading, fair market value will be determined by the ASOP Committee based on a valuation by an independent appraiser meeting the requirements similar to the requirements of regulations prescribed under Code Section 170(a)(1).

In the case of a transaction between the Plan and an Employer or another party in interest, the fair market value of the Company Stock must be determined as of the date of the transaction rather than as of some other Valuation Date occurring before or after the transaction. In other cases, the fair market value of the Company Stock will be determined as of the most recent valuation.

      8.3. ALLOCATION OF STOCK DIVIDENDS AND SPLITS. Company Stock received by the Trust as a result of a Company Stock split or Company Stock dividend on Company Stock held in Participants' Accounts in the ASOP Fund will be allocated coincident with or following the date of such split or dividend, to each Participant who has one or more Accounts in the ASOP Fund. The amount allocated will bear substantially the same proportion to the total number of shares received as the number of shares in the Participant's Accounts in the ASOP Fund bears to the total number of shares allocated to such Accounts of all Participants in the ASOP Fund immediately before the allocation. The shares will be allocated to the nearest thousandth of a share.

      8.4. REINVESTMENT OF DIVIDENDs. Upon direction of the ASOP Committee, cash dividends may be reinvested as soon as practicable by the Trustee in shares of Company Stock for Participants' Accounts. Cash dividends may be reinvested in Company Stock purchased as provided in Section 8.1. or purchased from the Accounts of Participants who receive cash distributions of a fractional share or a fractional interest therein.

      8.5. VOTING AND OTHER RIGHTS OF COMPANY STOCK. All voting rights of Company Stock held by the Trust Fund shall be exercised by the Trustee as directed by the ASOP Committee in accordance with the following provisions of this Section:

            8.5.1. Subject to the provisions of Subsection 8.5.2. below, all Company Stock held in the Plan shall be voted as the ASOP Committee directs in its absolute discretion.

            8.5.2. In the case of any corporate matter which involves the voting of Company Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in regulations, any Company Stock allocated to the Accounts of a Participant shall be voted in accordance with the directions of such Participant as are given to the Trustee or as are given to the ASOP Committee and communicated in turn by the ASOP Committee to the Trustee.

            8.5.3. All Participants entitled to direct voting as provided in Subsection 8.5.2., above, shall be notified by the ASOP Committee (or the Company, pursuant to its normal communications with shareholders) of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders by the Company regarding the exercise of such rights. Such Participants shall be so entitled to direct the voting of fractional shares (or fractional rights to shares), provided, however, that the Trustee shall, to the extent possible, vote the combined fractional shares (or fractional rights to shares) so as to reflect the aggregate direction of all Participants giving directions with respect to fractional shares (or fractional rights to shares). In the event that a Participant shall fail to direct the ASOP Committee in whole or in part as to the exercise of voting rights arising under any Company

      Stock allocated to his Accounts, then such voting rights shall be exercised only to the extent directed by such Participant. Each Participant shall be a named fiduciary (as that term is defined in ERISA Section 402(a)(2)), with respect to Company Stock for which he has the right to direct the voting under the Plan, but solely for the purpose of exercising voting rights pursuant to Subsection 8.5.2. and 8.5.3.

      8.6. TENDERING OF SHARES. All rights (other than voting rights) of Company Stock held in the Trust Fund, including such Stock held in the ASOP Suspense Subfund as well as such Stock allocated to the Accounts of Participants, shall be exercised by the ASOP Committee in the same manner and to the same extent as provided in Subsection 8.5.1., but without regard to the provisions of Subsections 8.5.2. and 8.5.3.

      8.7. CONFIDENTIALITY PROCEDURES. In its sole discretion, the ASOP Committee may establish procedures intended to ensure the confidentiality of information relating to Participant transactions involving Company Stock, including the exercise of voting, tender and similar rights. In the event the ASOP Committee establishes such confidentiality procedures, the ASOP Committee shall also be responsible for ensuring the adequacy of the confidentiality procedures and monitoring compliance with such procedures. The ASOP Committee may, in its sole discretion, appoint an independent fiduciary to carry out any activities that it determines involve a potential for undue Employer influence on Participants with respect to the exercise of their rights as shareholders.

      8.8. SECURITIES LAW LIMITATION. Neither the ASOP Committee nor the Trustee shall be required to engage in any transaction, including, without limitation, directing the purchase or sale of Company Stock, which either determines in its sole discretion might tend to subject itself, its members, the Plan, any Employer, or any Participant or Beneficiary to a liability under federal or state securities laws.

                                      ARTICLE 9.

                                       VESTING


      9.1. VESTED INTEREST IN PRE-TAX (401(k)) CONTRIBUTIONS ACCOUNT. Each Participant shall at all times have one hundred percent (100%) Vested Interest in the value of his Pre-Tax (401(k)) Contributions Account and Rollover Account, if any, under the Plan.

      9.2. DETERMINATION OF VESTED INTEREST IN PRE-TAX (401(k)) MATCHING CONTRIBUTIONS ACCOUNT, FIRST SHARE ACCOUNT AND PROFIT SHARING CONTRIBUTION ACCOUNT. A Participant shall acquire a Vested Interest in the value of his Pre-Tax (401(k)) Matching Contributions Account, his First Share Account and his Profit Sharing Account in accordance with the following provisions of this
Section 9.2.

            9.2.1. The Vested Interest of each Participant in his Pre-Tax (401(k)) Matching Contributions Account, his First Share Account, and his Profit Sharing Account shall be determined as provided in the following table:

  Number of Full Years of Vesting Service        Vested Interest
  ---------------------------------------        ---------------
              Under 1                                  0%
        At least 1, less than 2                       20%
        At least 2, less than 3                       40%
        At least 3, less than 4                       60%
        At least 4, less than 5                       80%
              5 or more                              100%

          9.2.2. In addition, a Participant shall be one hundred percent 100% vested in the value of his Pre-Tax (401(k)) Matching Contributions Account, his First Share Account and his Profit Sharing Account upon attainment of Normal Retirement Date or Retirement Vesting Date while employed by the Employer or an Affiliated Company or upon an earlier Severance due to death or Disability.

          9.2.3. Any Profit Sharing Contributions that have been designated as "qualified nonelective contributions," within the meaning of Section 401(k) of the Code shall be one hundred percent (100%) vested when paid to the Trustee, notwithstanding anything to the contrary in this Plan.

          9.2.4. Notwithstanding the provisions of Subsection 9.2.1. above, any Years of Vesting Service completed by a Participant after he incurs at least five (5) consecutive Breaks in Service shall not be taken into account for purposes of determining his Vested Interest in the value of his Pre-Tax (401(k)) Matching Contributions Account and Profit Sharing Account prior to his incurring such five (5) consecutive Breaks in Service.

          9.2.5. Fractional Years of Service shall not be taken Into account.

     9.3. AMENDMENT OF VESTING SCHEDULE. If the vesting schedule under the Plan is amended or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's Vested Interest, each Participant who has completed at least three (3) Years of Service may elect, within a reasonable time after the adoption of the amendment, to continue to have his Vested Interest computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment is effective; or (iii) 60 days after the Participant is issued written notice of the amendment.

                                    ARTICLE 10.

                       IN-SERVICE WITHDRAWALS AND LOANS

     10.1. APPLICATION OF ARTICLE. This Article 10. shall govern the payment of in-service withdrawals and loans by a Participant. Except as provided in this Article 10. (or as required by Section 401(a)(9) of the Code), no Participant may withdraw an amount from the Plan prior to Severance.

     10.2. IN-SERVICE HARDSHIP WITHDRAWALS. To the extent permissible under the provisions of this Section and Article 11., while still an Associate, a Participant may make a Hardship withdrawal of a portion of his Pre-Tax (401(k)) Contributions Account in the Plan, exclusive of any earnings allocated to such Account.

          10.2.1. In the case of a Participant whose Distributable Benefit exceeds, or at any the time of any prior distribution ever exceeded, $3,500, distribution of a Hardship withdrawal shall be in the normal annuity form of payment provided under Section 11.5. unless such Participant waives the normal annuity form and elects a single sum payment in cash in accordance with the requirements of Section 11.7. (including the requirement for the written consent of the Spouse, if any). Any Hardship withdrawal shall be in accordance with rules of uniform application which the Administration Committee may from time to time prescribe.

          10.2.2. A Participant may only make a Hardship withdrawal following a determination by the Administration Committee that such withdrawal is necessary on account of a Hardship need, as provided in this Section 10.2. Any determination of a Hardship need shall be in accordance with regulations promulgated under Section 401(k) of the Code.

          10.2.3. A Hardship distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Associate only if:

               10.2.3.1. The distribution is not in excess of the amount of the Hardship need of the Participant. The amount of the Hardship need may include any amounts necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

               10.2.3.2. The Associate has obtained all distributions, other than Hardship distributions, and all nontaxable (at the time of the loan) loans under all plans maintained by the Employer.

               10.2.3.3. The Associate's Pre-Tax (401(k)) Contributions under this Plan and any elective contributions and employee contributions under all qualified and nonqualified plans of deferred compensation maintained by the Employer, including a stock option, stock purchase, or similar plan, or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Code Section 125 (but not including a salary reduction applied to fund a flexible spending account or applied to pre-tax premium payment) under such a cafeteria plan, will be suspended under the terms of each such plan, or in accordance with the terms of an otherwise legally enforceable agreement, for at least twelve (12) months after the receipt of the Hardship distribution.

               10.2.3.4. The Plan and all other plans maintained by the Employer limit the Associate's elective contributions for the Associate's taxable year immediately following the taxable year of the Hardship distribution to the Deferral Limitation under Section 402(g) of the Code for such taxable year minus the amount of such Associate's elective contributions for the taxable year of the Hardship distribution.

          For purposes of determining a Hardship need, a Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

          10.2.4. A Participant may request a Hardship withdrawal by submitting a written request for such withdrawal in a form satisfactory to the Administration Committee, together with any supporting documentation which the Administration Committee in its sole discretion may require. The maximum amount subject to any withdrawal under this Section shall be determined as of the Valuation Date coinciding with or immediately preceding the Administration Committee's determination authorizing the withdrawal.

          10.2.5. A Participant who makes a Hardship withdrawal under this Section shall not be eligible to again make a withdrawal under this Section prior to the first day of the Plan Year following the Plan Year in which his most recent withdrawal was distributed to him.

     10.3. IN-SERVICE WITHDRAWALS AT AGE 59-1/2. To the extent permissible under the provisions of this Section 10.5. and Article 11., while still an Associate, a Participant who has attained at least age 59-1/2 may make a withdrawal of all or any portion of his Vested Interest in his Pre-Tax (401(k)) Contributions Account, Pre-Tax (401(k)) Pre-1996 Matching Contributions Account and his Profit Sharing Diversified Account in the Plan.

          10.3.1. In the case of a Participant whose Distributable Benefit exceeds, or at any the time of any prior distribution ever exceeded, $3,500, distribution of any withdrawal shall be in the normal annuity form of payment provided under Section 11.5. unless such Participant waives the normal annuity form and elects a single sum payment in cash in accordance with the requirements of Section 11.7. (including the requirement for the written consent of the Spouse, if any). Any withdrawal under this Section 10.5. shall be in accordance with rules of uniform application which the Administration Committee may from time to time prescribe.

          10.3.2. A Participant may request a withdrawal under this Section
     10.5. by submitting a written request for such withdrawal in a form satisfactory to the Administration Committee, together with any supporting documentation which the Administration Committee in its sole discretion may require. The maximum amount subject to any withdrawal under this Section shall be determined as of the Valuation Date coinciding with or immediately preceding the Administration Committee's determination authorizing the withdrawal.

     10.4. IN-SERVICE WITHDRAWALS FROM ROLLOVER ACCOUNT. To the extent permissible under the provisions of this Section 10.4. and Article 11., while still an Associate, a Participant may make a withdrawal of all or any portion of his Rollover Account in the Plan.

          10.4.1. In the case of a Participant whose Distributable Benefit exceeds, or at any the time of any prior distribution ever exceeded, $3,500, distribution of any withdrawal shall be in the normal annuity form of payment provided under Section 11.5. unless such Participant waives the normal annuity form and elects a single sum payment in cash in accordance with the requirements of Section 11.7. (including the requirement for the written consent of the Spouse, if any). Any withdrawal under this Section shall be in accordance with rules of uniform application which the Administration Committee may from time to time prescribe.

          10.4.2. A Participant may request a withdrawal under this Section
     10.4. by submitting a written request for such withdrawal in a form satisfactory to the Administration Committee, together with any supporting documentation which the Administration Committee in its sole discretion may require. The maximum amount subject to any withdrawal under this Section shall be determined as of the Valuation Date coinciding with or immediately preceding the Administration Committee's determination authorizing the withdrawal.

     10.5. LOANS. A Participant who is employed by an Employer may borrow from his/her Accounts pursuant to the provisions of this Section. In addition to such other requirements as may be imposed by applicable law, any such loan shall bear a reasonable rate of interest, shall be adequately secured by proper collateral, and shall be repaid within a specified period of time according to a written repayment schedule.

          10.5.1. HARDSHIP REQUIREMENT. No loan shall be made to a Participant unless the Participant could qualify for a Hardship withdrawal of the amount intended to be borrowed, and further, no loan shall be made in excess of the amount that the Participant could have obtained as a withdrawal on account of Hardship. For purposes of applying the rule in this Section 10.5., the following provisions relating to Hardship withdrawals shall not apply: the requirement in Section 10.2. that Hardship withdrawals are available only from Participant's Pre-

     Tax (401(k)) Contributions Account, the requirement in Subsection
     10.2.2. that all available loans be taken, and the requirement in
     10.5.3. or 10.2.3.4. that all contributions cease or are reduced.

          10.5.2. REQUIREMENT FOR SPOUSAL CONSENT. No loan shall be made to a Participant unless the Participant obtains the consent of his/her
     Spouse, if any, to the use of the Participant's Account balances as security for a loan. The consent of the Participant's Spouse shall be obtained no earlier than the beginning of the ninety (90) day period that ends on the date the loan is to be so secured. The consent of the Spouse shall be in writing, shall acknowledge the effect of the loan, and shall be witnessed by a notary public. Such consent shall thereafter be binding on the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the loan is renegotiated, extended, renewed, or otherwise revised.

          10.5.3. NO LOAN FROM ASOP FUND OR PROFIT SHARING ACCOUNT. No amount may be borrowed from an Account forming a part of the ASOP Fund or forming a part of the Participant's Profit Sharing Account, nor may any such Account or interest in the ASOP Fund be taken into account in determining the amount available for borrowing hereunder.

          10.5.4. DETERMINATION OF REASONABLE RATE OF INTEREST FOR PARTICIPANT LOAN. Subject to a determination by the Administration Committee that the interest rate for a loan is reasonably equivalent to interest rates applicable to loans with similar terms and collateral that are available on a commercial basis within the region of the Company's principal place of business, the annual percentage rate for a loan under the Plan shall be at least Prime Interest Rate, or such other rate as the Administration Committee from time to time shall adopt. For purposes of this Subsection 10.5.4., Prime Interest Rate shall mean the Prime Rate published in The Wall Street Journal. The Prime Interest Rate applicable to a loan shall be the Prime Interest Rate as in effect on the date said loan is approved by the Administration Committee. The interest rate applicable to a loan shall remain unchanged for the term of the loan.

          10.5.5. COLLATERAL FOR PARTICIPANT LOAN. Subject to the limitations of Subsection 10.5.6. below, a loan to a Participant hereunder shall be secured by the Participant's Vested Interest in his/her Accounts under this Plan, and shall not be otherwise secured.

          10.5.6. REPAYMENT OF PARTICIPANT LOAN.

               10.5.6.1. Any loan shall by its terms require repayment within five (5) years in substantially level payments made not less frequently than quarterly, except that the repayment period may in the discretion of the Administration Committee be up to a maximum of ten (10) years in the case of a loan certified by the Participant to be used in connection with the purchase of any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

               10.5.6.2. If there is any outstanding loan balance at the Participant's Severance Date, such outstanding loan balance shall be due and payable as of such Severance Date, and if not repaid within ninety (90) days following such Severance Date, shall be in default and the provisions of Subsection 10.5.8. shall apply.

               10.5.6.3. Repayments of principal and payments of interest shall be allocated to the Participant's Accounts and invested in accordance with the Participant's then current investment direction.

          10.5.7. LIMITATIONS ON PARTICIPANT LOANS.

               10.5.7.1. In no event shall the principal amount of a loan hereunder, at the time the loan is made, exceed the lesser of:

                    10.5.7.1.1. fifty percent (50%) of the Participant's
               Vested Interest in his/her Accounts under this Plan (excluding amounts described in Subsection 10.5.2.), or

                    10.5.7.1.2. fifty thousand dollars ($50,000) reduced by
               the excess of the Participant's highest loan balance during the preceding 12-month period, over the Participant's outstanding loan balance as of the date of the new loan.

               10.5.7.2. No loan less than one thousand dollars ($1,000) will be made. Any loan shall be in one hundred dollar ($100) increments only.

               10.5.7.3. No Participant may have more than one loan outstanding under this Plan on any date, nor may a loan be made within twelve (12) months of the date of making a prior loan.

               10.5.7.4. For purposes of this Subsection 10.5.7., all qualified plans of the Company or an Affiliated Company shall be treated as a single plan.

          10.5.8. LOAN APPLICATION. Each Participant desiring to borrow from his/her Vested Interest in his/her Accounts in the Plan shall apply for a loan by filing a properly completed application. Loan applications which evidence an intent to comply with applicable rules and to make timely payments of principal and interest shall be approved. A Participant may be required to execute such written agreements as may be necessary or appropriate to establish a bona fide debtor-creditor relationship between such Participant and the Plan, and to protect against the impairment of the security for said loan.

          10.5.9. LOAN DEFAULT. In the event a Participant fails to repay principal or interest in accordance with the terms of a loan agreement and such failure continues for ninety (90) days, such loan shall be treated as in default. The date of the enforcement of the security interest with respect to any loan in default shall be determined by the Administration Committee, provided no loss of principal or income shall result due to any delay in such enforcement of the security interest.
     As of the later of the date of the Participant's Severance Date, or the date the Administration Committee determines the loan is in default, the Participant's Vested Interest in his/her Accounts shall be reduced by the outstanding amount of a loan which is in default, including any accrued interest thereon, that is secured by such Participant's Vested Interest. Any reasonable costs related to collection of a loan made hereunder shall be borne by the Participant, or, to the extent permitted by law, the Participant's Account.

                                  ARTICLE 11

                           PAYMENT OF PLAN BENEFITS

     11.1. APPLICATION OF ARTICLE. This Article 11. shall govern the payment of a Participant's Distributable Benefits.

     11.2 PAYMENT OF BENEFITS FOLLOWING SEVERANCE.

          11.2.1. A Participant who incurs a Severance for any reason (other than the Participants' death) shall be entitled to receive payment of his/her Distributable Benefit in accordance with this
     Section 11.2.

               11.2.1.1. In the case of a Participant whose Distributable Benefit does not exceed, or at the time of any prior distribution never exceeded, $3,500, distribution shall be made in a lump sum in cash as provided in Subsection 11.4.1., subject to Section 11.8. (relating to the Participant's right to elect a direct rollover of an eligible rollover distribution). Payment shall be made as of an Annuity Starting Date that is as soon as administratively practicable following the valuation of the Participant's Distributable Benefit, whether or not the Participant consents to such distribution; provided, however, that in its sole discretion the Administration Committee may require, as a condition of distribution, that the Participant consent in the same manner as consent would be required of a Participant whose Distributable Benefit exceeds $3,500.

               11.2.1.2. In the case of a Participant whose Distributable Benefit exceeds, or at any the time of any prior distribution ever exceeded, $3,500, distribution shall be in the normal annuity form provided under Section 11.5. or in an optional form described in
          Section 11.6., as elected by the Participant, subject to the provisions of Section 11.4. (relating to payment in Company Stock),
          11.7. (relating to certain legal requirements for a Participant's waiver of the normal annuity form of payment), and 11.8. (relating to the Participant's right to elect a direct rollover of an eligible rollover distribution). Distribution shall be made or commence as of an Annuity Starting Date that is as soon as administratively practicable following the Valuation Date determined under Section 13.2.; provided, however, if such Annuity Starting Date is prior to the Participant's Normal Retirement Date, distribution shall be subject to the consent of the Participant and if required, the Participant's Spouse, in accordance with Paragraph 11.2.1.4.

               11.2.1.3. If a Participant described in Paragraph 11.2.1.2. above incurs a Severance prior to Normal Retirement Date and if such Participant fails to consent to have distribution of the Participant's Distributable Benefit made or commence on an Annuity Starting Date that is prior to such Normal Retirement Date, as provided in Paragraph 11.2.1.4., the Participant shall be deemed to have made an election to defer distribution to Normal Retirement Date.

               11.2.1.4. A Participant's consent to receive or commence distribution of his Distributable Benefit on an Annuity Starting Date that is prior to Normal Retirement Date shall be in writing and shall not be valid unless (i) such election is made both after the Participant receives a written notice advising him of his right to defer distribution to such Normal Retirement Date and within the ninety (90) day period ending on the Participant's Annuity Starting Date, and (ii) if the Participant has a Spouse and payment is not made as a Qualified Joint and Survivor Annuity, the Participant's Spouse also consents in writing to such Annuity Starting Date. The notice to the Participant advising him of his right to defer distribution to Normal Retirement Date shall be given not more than ninety (90) days prior to the Participant's Annuity Starting Date.

               11.2.1.5. Unless otherwise elected by a Participant, distribution of a Participant's Distributable Benefit shall be made or commence not later than the sixtieth (60th) day after the close of the Plan Year in which occurs the later of (a) the date on which the Participant attains Normal Retirement Date or (b) the tenth
          (10th) anniversary of the commencement of the Participant's participation in the Plan or (c) the date of the Participant's Severance.

          11.2.2. If a Participant who incurs a Severance does not have a 100% Vested Interest in any Account as of such Severance, the portion of such Participant's Account which is not vested as of such Severance shall be held in such Account, subject to forfeiture in accordance with
     Section 11.9.

          11.2.3. To the extent permissible under Section 401(k)(10) of the Code, if a Participant ceases to be an Associate by reason of the sale or other disposition by the Employer or an Affiliated Company of either
     (i) substantially all of the assets used by the Employer, or an Affiliated Company, as the case may be, in a trade or business to an unrelated corporation, or (ii) the interest of the Employer or an Affiliated Company, as the case may be, in a subsidiary to an unrelated entity or individual, such Participant shall be entitled to distribution of his Distributable Benefit as if, for purposes of this Plan only, such event constitutes a Severance.

          11.2.4. If the Participant continues in the service of the Employer after he attains Normal Retirement Date, he shall continue to participate in the Plan in the same manner as Participants who have not attained Normal Retirement Date.

          11.2.5. Notwithstanding the foregoing, to the extent required by regulations under Section 401(a)(9) of the Code, distribution of a Participant's

     Distributable Benefit shall be made in or commence in accordance with Subsection 13.2.3. not later than his "Required Beginning Date" as determined in accordance with this Subsection:

               11.2.5.1 Except as provided in 11.2.5.2. below, a Participant's "Required Beginning Date" shall mean the April 1 following the calendar year in which the Participant attains age 70-1/2, whether or not such Participant has incurred a Severance or whether or not the Participant consents to the distribution. To the extent required under Code Section 401(a)(9), the Participant's Distributable Benefit determined as of the December 31 of the calendar year in which occurs his Required Beginning Date and the December 31 of each subsequent calendar year shall be distributed no later than the December 31 of the next following calendar year in accordance with Subsection 13.2.3.

               11.2.5.2. Except in the case of a Participant who is a "5-percent owner" within the meaning of Section 401(a)(9) of the Code, "Required Beginning Date" for a Participant who attained age 70-1/2 prior to January 1, 1988 shall mean the April 1 following the later of the calendar year in which the Participant attains age 70-1/2, or the calendar year in which the Participant incurs a Severance.

     11.3. DISTRIBUTION UPON DEATH PRIOR TO COMMENCEMENT OF BENEFITS. Upon such Participant's Distributable Benefit shall be payable as provided in
Article 12. to the Beneficiary designated by the deceased Participant, or otherwise entitled to such Distributable Benefit, as provided in Article 12.

     11.4. FORM OF PAYMENT OF DISTRIBUTABLE BENEFIT.

           11.4.1. Payment of a Participant's Distributable Benefit by reason of a Severance for any reason, as provided in this Article 11., shall be in cash , except that any portion of a Participant's Distributable Benefit attributable to Company Stock allocated to his Accounts forming a part of the ASOP Fund shall be subject to the rules set forth in Subsection 11.4.2. below.

          11.4.2. If at the time a Participant's Distributable Benefit otherwise would be paid, the Administration Committee determines that insufficient cash is held by the Trust to make full payment of the Distributable Benefit attributable to Company Stock allocated to his Accounts forming a part of the ASOP Fund, the Administration Committee shall notify the Participant of his right to elect to have payment of the portion of his Distributable Benefit attributable to Company Stock allocated to his Accounts forming a part of the ASOP Fund made in a distribution of shares of Company Stock (with cash in lieu of any fractional shares). Upon being so notified, the Participant shall have a reasonable time (at least thirty (30) days) in which to file a written election to have such payment made. Any such election shall be irrevocable and shall operate to require the Trustee to distribute shares of such Company Stock (with cash in lieu of any fractional shares) as soon as administratively practicable. If a Participant fails to file a written election to have such payment made, the Administration Committee may elect to make such payment, subject, however, to the provisions of Section 11.8. and the consent provisions of Section 11.2.

          11.4.3. In the event the Company Stock distributed to a Participant is not readily tradable on an established market and the Articles of Incorporation or Bylaws of the Company restrict ownership of substantially all outstanding Company Stock to employees of the Company or a trust established by the Company qualified under Section 401(a) of the Code, the Participant shall be required to sell and the Company shall be required to purchase such Company Stock based on a valuation by an independent appraiser. If the Company is required to purchase Company Stock which is distributed to a Participant in a "total distribution" (as defined in Code Section 409(h)(5), the Company shall have the right to pay the amount to be paid for the Company Stock in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) days after the exercise of the put option and not exceeding five (5) years, but only upon issuance by the Company of a note or other evidence of indebtedness, upon giving adequate security and reasonable interest paid on the unpaid amounts. Such security may consist of the Company Stock subject to such put option and such interest may be at a rate not less than the prime interest rate existing at the time the note or evidence of indebtedness is given.

     11.5. NORMAL FORMS OF BENEFITS. Except for the portion of a Participant's Distributable Benefit that is payable in Company Stock under
Section 409(h) of the Code, if the Participant's Distributable Benefit exceeds $3500, or previously exceeded $3500 as of the date of any prior payment from the Plan, the normal form of payment of such Distributable Benefit shall be as follows:

          11.5.1. in the case of a Participant who has a Spouse on his/her Annuity Starting Date, his/her Distributable Benefit shall be paid in the form of Qualified Joint and Survivor Annuity, and

          11.5.2. in the case of a Participant who does not have a Spouse on his/her Annuity Starting Date, his/her Distributable Benefit shall be paid in the form of a life annuity.

     11.6. OPTIONAL FORMS OF BENEFITS. In accordance with procedures adopted by the Administration Committee and the rules set forth in Section 11.7. (pertaining to certain legal requirements relating to waiver of the normal form of benefit), a Participant whose Distributable Benefit otherwise would be payable in a normal form of benefit described in Section 11.5. may elect one of the following optional forms of benefit, in lieu of such normal form of benefit:

          11.6.1. SINGLE LIFE ANNUITY. The benefit payable to a Participant may be a single life annuity, payable for the life of the Participant.

          11.6.2. JOINT AND 100% SURVIVOR ANNUITY. The benefit payable to a Participant may be in the form of a joint and one hundred percent (100%) survivor annuity, with payments for the life of the Participant and, upon his death, payments to the surviving spouse for life with each payment equal in amount to each payment made to the Participant during his life.

          11.6.3. JOINT AND 75% SURVIVOR ANNUITY. The benefit payable to a Participant may be in the form of a joint and seventy-five percent (75%) survivor annuity, with payments for the life of the Participant and, upon his death, payments to the surviving spouse for life with each payment equal to seventy-five percent (75%) of the amount of each payment to the Participant during his life.

          11.6.4. INSTALLMENTS. The benefit payable to a Participant may be in the form of substantially equal installments. Such Participant shall specify the number of installments to be paid each year and the number of years over which the installments will be paid.

          11.6.5. SINGLE SUM. The benefit payable to a Participant may be in the form of a single sum.

     11.7. CERTAIN NOTICES, WAIVERS, ELECTIONS AND CONSENTS WITH RESPECT TO OPTIONAL FORMS OF BENEFITS.

          11.7.1 Subject to the consent of the Spouse in accordance with 11.7.2. below, at any time during the applicable Election Period, each Participant may waive the normal form of benefit provided under Section 11.5., elect to have his/her benefit payable in an optional form, as provided under
     Section 11.6., and designate a Beneficiary, as provided in Section 12.3.. Any such waiver, election or designation by the Participant may be changed during the applicable Election Period, subject to the consent of the Spouse in accordance with Subsection 11.7.2. below. Unless the Participant changes his/her election or designation, any consent by a Spouse required under Subsection 11.7.2. below shall be irrevocable.

          11.7.2. Any waiver, election or designation by a Participant under
     11.7.1. above shall not take effect unless

               11.7.2.1. the Spouse of the Participant consents in writing to the waiver, election or designation, and the Spouse's consent acknowledges the effect of the waiver, election or designation and is witnessed by a notary public, or

               11.7.2.2. it is established to the satisfaction of the Administration Committee that the consent required by Paragraph
          11.7.2.1. above may not be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as may be set forth in regulations under Code Section 417(a)(2), and

               11.7.2.3. any consent (or establishment that the consent of a Spouse may not be obtained) under this Subsection 11.7.2. shall be effective only with respect to that Spouse.

          11.7.3. Within a reasonable period of time before the Participant's Annuity Starting Date (and consistent with regulations under Section 417(a)(3)(A) of the Code) the Administration Committee shall furnish to each Participant a written explanation of

               11.7.3.1. the terms and conditions of the normal form of benefit applicable to the Participant,

               11.7.3.2. the Participant's right to make, and the effect of, an election under Subsection 11.7.1. above to waive the normal form of benefit,

               11.7.3.3. the rights of the Participant's Spouse under Subsection 11.7.2. above,

               11.7.3.4. the Participant's right to make, and the effect of, a revocation of an election under Subsection 11.7.1. above,

               11.7.3.5. the Participant's right, pursuant to Section 11.2., to defer distribution to Normal Retirement Date and the rights of the Spouse if the Participant waives the Qualified Joint and Survivor Annuity and elects an Annuity Starting Date that is prior to his/her Normal Retirement Date, and

               11.7.3.6. the Participant's right, pursuant to Section 11.8., to elect a direct rollover of an eligible rollover distribution.

          11.7.4. For purposes of this Section, "Election Period" means the ninety (90) day period ending on the Participant's Annuity Starting Date.

     11.8. ELECTION FOR DIRECT ROLLOVER OF DISTRIBUTABLE BENEFIT TO ELIGIBLE RETIREMENT PLAN.

          11.8.1 To the extent required by Section 401(a)(31) of the Code, a Participant whose Distributable Benefit becomes payable in an "eligible rollover distribution," as defined in Subsection 11.8.2. below, shall be entitled to make an election for a direct rollover of all or a portion of the taxable portion of such Distributable Benefit to an "eligible retirement plan," as defined in Subsection 11.8.2. below. Any nontaxable portion of a Participant's Distributable Benefit shall be payable to the Participant, as provided in this Article. For purposes of this Article, a Participant who makes a direct rollover election in accordance with this
     Section 11.8. shall be deemed to have received payment of his/her Distributable Benefit as of the date payment is made from the Plan.

          11.8.2. For purposes of this Section,

               11.8.2.1. an "eligible rollover distribution" shall mean any distribution of all or any portion of a Participant's Distributable Benefit, except that an eligible rollover distribution shall not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and

               11.8.2.2. an "eligible retirement plan" shall mean any plan described in Code Section 402(c)(8)(B), the terms of which permit the acceptance of a direct transfer from a qualified plan.

          11.8.3. A Participant's direct rollover election under this Section shall be made in accordance with rules and procedures established by the Administration Committee and shall specify the dollar or percentage amount of the direct rollover, the name and address of the eligible retirement plan selected by the Participant and such additional information as the Administration Committee deems necessary of appropriate in order to implement the Participant's election. It shall be the Participant's responsibility to confirm that the eligible retirement plan designated in the direct rollover election will accept the eligible rollover distribution. The Administration Committee shall be entitled to effect the direct rollover based on its reasonable reliance on information provided by the Participant, and shall not be required to independently verify such information, unless it is clearly unreasonable not to do so.

          11.8.4. At least thirty (30) days, but not more than ninety (90) days, prior to a Participant's Annuity Starting Date, each Participant shall be given written notice of any right he/she may have to elect a direct rollover of his/her eligible rollover distribution; provided, however, a Participant who is advised that he/she has thirty (30) days to made a direct rollover election may waive the thirty (30) day notice requirement by making an affirmative election to make or not to make a direct rollover of all or a portion of his/her Distributable Benefit following receipt of the notice.

          11.8.5. If a Participant whose Distributable Benefit becomes payable in accordance with this Article fails to file a direct rollover election with the Administration Committee within sixty (60) days after receipt of the direct rollover notice, or if the Administration Committee is unable to effect the rollover within a reasonable time after the election is filed with the Administration Committee due to the failure of the Participant to take such actions as may be required by the eligible retirement plan before it will accept the rollover, the Participant's Distributable Benefit shall be paid to him/her in accordance with the provisions of this Article, after withholding any applicable income taxes and no direct rollover shall be made.

          11.8.6. To the extent required by Section 401(a)(31) of the Code, if all or a portion of a Participant's Distributable Benefit is payable to his/her surviving Spouse in an eligible rollover distribution, or to a former Spouse in accordance with a "qualified domestic relations order," such surviving Spouse or former Spouse shall be entitled to elect a direct rollover of all or a portion of such distribution to an individual retirement account or an individual retirement annuity in accordance with the provisions of this Section.

     11.9. FORFEITURES; RESTORATION.

           11.9.1. Subject to the provisions of 11.9.3. below, any non-vested portion of a Participant's Accounts shall be forfeited as of the earlier of the date the Participant's Distributable Benefit is paid to him or an eligible retirement plan as provided in Section 11.8., or the date the Participant incurs five (5) consecutive Breaks in Service. The non-vested portion of a Participant's Accounts consisting of shares of Company Stock acquired with the proceeds of an Exempt Loan shall only be forfeited after all other non-vested portions of his Accounts are forfeited. For purposes of this Section, if the value of a Participant's Distributable Benefit is zero, the Participant shall be deemed to have received payment of his Distributable Benefit.

          11.9.2. Any non-vested portion of a Participant's Accounts which is forfeited in accordance with 11.9.1. above shall be applied as provided in Section 5.8.

          11.9.3. In accordance with such rules as the Administration Committee may prescribe, there shall be restored to the Participant's Account the dollar value of any non-vested portion of such a Participant's Account which was forfeited upon payment of the Participant's Distributable Benefit (or deemed payment of such Distributable Benefit) in accordance with Subsection 11.9.1.

     prior to the date on which he incurs five (5) consecutive Breaks in Service; provided, however, that such restoration shall be made only in the case of the Participant's reemployment as an Eligible Associate prior to incurring five (5) consecutive Breaks in Service, and only if the Participant repays to the Plan in cash no later than the fifth anniversary of the date on which the Participant resumes employment as an Eligible Associate an amount equal to the Distributable Benefit attributable to Profit Sharing Account paid to him following his Severance (if the Participant requests restoration of Profit Sharing Account forfeitures), or attributable to his Pre-Tax (401(k)) Matching Contributions Account paid to him following Severance (if the Participant requests restoration of Matching Account forfeitures), or attributable to both types of Accounts paid to him following Severance (if the Participant requests restoration of both types of accounts).
     The determination of the amount the Participant is required to repay in cash under this Subsection 11.9.3. shall be made as of the Valuation Date(s) the Participant's Account was valued for purposes of determining his Distributable Benefit. The determination of the dollar value of the forfeited portion of the Participant's Account required to be restored to the Participant shall be made as of the Valuation Date(s) the Participant's Account was valued for purposes of determining his Distributable Benefit. No adjustment in the dollar value of the forfeited amounts shall be made for any gains or losses of the Trust Fund, between the applicable Valuation Date(s) and the restoration of the dollar value of the forfeited portion of the Participant's Account or for gains or losses in the value of a Share of Company Stock. Restored amounts shall be paid from the Forfeiture Account, or if forfeitures are not available, the Employer shall make an additional contribution for this purpose.

     11.10. PURCHASE OF ANNUITY CONTRACT. The benefit payable in a form available under Sections 11.5. or 11.6. (other than a cash lump sum) shall be provided by the application of the Participant's Distributable Benefit to the purchase of a single premium non-transferable annuity or other insurance contract issued by an insurance company authorized under one or more state insurance laws to conduct an insurance business, provided, however, that such issuer is rated by one or more national financial reporting or national financial rating services as having a financial condition consistent with such service's highest "investment grade" rating, or the equivalent thereof, and no representative of the Plan shall have any obligation to purchase an annuity from any issuer whose rating is not of such grade or who, in the sole and absolute discretion of the Administration Committee or its delegate, might be less financially secure, whether or not more favorable annuity purchase rates may be available. Any annuity or other insurance contract distributed to a Participant, Spouse or Beneficiary to provide benefits under the Plan shall satisfy the applicable requirements of this Article. The purchase of a contract as provided herein shall, notwithstanding any other provisions of the Plan, be deemed to be the purchase of benefits having an actuarial equivalent value of the amount of Participant's Distributable Benefit applied to purchase such contract. The purchase of any such contract shall be a full and complete discharge of the Plan, the Employers, and the Administration Committee acting on behalf of the Plan, with respect to the payment of the Distributable Benefit of the Participant or a Spouse under this Plan.

     11.11. MINIMUM DISTRIBUTION REQUIREMENTS (SECTION 401(a)(9) RULE).

          11.11.1. Distributions of a Participant's vested interest shall be determined and made in accordance with regulations under Code Section 401(a)(9), relating to minimum distribution requirements. No optional method of payment shall be permitted which would require payments to extend beyond the life expectancy of the Participant (or a period not extending beyond the life expectancy of the Participant); or the life expectancy of the Participant and a designated Beneficiary (or a period not extending beyond the life expectancies of the Participant and the designated Beneficiary). If a Participant's benefit is to be distributed in a series of installments over a specified number of years, the minimum amount to be distributed each year shall be at least equal to the quotient obtained by dividing the Participant's Distributable Benefit under the Plan by the specified number of years. For purposes of this Subsection, life expectancies may be computed by reference to the return multiples contained in Treasury Regulation Section 1.72-9. For purposes of that computation, the life expectancy of the Participant and/or his/her Spouse or a non-Spouse beneficiary may not be recalculated. The expected payments to the Participant under any settlement option made must be more than fifty percent (50%) of the total payments to be made to both the Participant and the designated Beneficiary unless the benefit is payable in the form of a Qualified Joint and Survivor Annuity or the designated Beneficiary is the Participant's Spouse.

          11.11.2. If the Participant dies after his/her Annuity Starting Date and before his/her entire benefit is distributed, the method of distributing the remaining portion of his/her benefit shall be at least as rapid as that in effect as of the date of his/her death.

          11.11.3. If a Participant dies before his/her Annuity Starting Date, his/her entire benefit shall be distributed within five (5) years of his/her death unless (i) the deceased Participant's benefit is distributed to a designated Beneficiary over the life of the designated Beneficiary (or a period not extending beyond the Beneficiary's life expectancy) and the payments begin not later than one (1) year after the Participant's death or (ii) the Beneficiary is the surviving Spouse of the Participant and benefits are paid or commence not later than the date the Participant would have attained age 70-1/2.

          11.11.4. Notwithstanding any provision in this Plan to the contrary, all distributions under this Plan shall be made in accordance with Section 401(a)(9) of the Code and the regulations issued thereunder, which provisions shall override any distribution options under this Plan that may be inconsistent with Section 401(a)(9) of the Code. The Administration Committee shall, in its sole and absolute discretion, determine whether an optional method of payment of a Participant's Distributable Benefit, as elected by the Participant, meets the requirements of Section 401(a)(9) of the Code, and applicable regulations under Section 401(a)(9) of the Code. This discretion shall be exercised in a uniform and nondiscriminatory manner.

     11.12. MISCELLANEOUS RULES REGARDING PAYMENT OF BENEFITS.

            11.12.1 If any payee under the Plan is a minor, or if the Administration Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him/her, the Administration Committee may have such payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting such payee, unless it has received due notice of claim therefor from a duly appointed guardian or committee of such payee. Any such payment shall be a payment for the account of such payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to such payee.

          11.12.2. To the extent prohibited by the Code, no single sum benefit shall be paid after the Participant's Annuity Starting Date, unless the Participant and his/her Spouse (or where the Participant has died, the surviving Spouse) consent in writing to such distribution.

          11.12.3. The Administration Committee or the Trustee, or both, may, as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the Administration Committee or Trustee, or both, may deem appropriate as protection against possible liability for state or federal death taxes attributable to any death benefits.

          11.12.4. Notwithstanding any other provision in this Article 11. regarding the time within which a Participant's Distributable Benefit will be paid, if, in the opinion of the Administration Committee there are or reasonably may be conflicting claims or other legal impediments to the payment of such Distributable Benefit to a payee, such payment may be delayed for so long as is necessary to resolve such conflict, potential conflict, or other legal impediment, but not beyond the date permitted by applicable law.


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
                                    ARTICLE 12.

              PAYMENT OF BENEFITS FOLLOWING DEATH OF PARTICIPANT

     12.1. FORM OF DEATH BENEFITS PROVIDED.

           12.1.1. In the case of a Participant who dies before his/her Annuity Starting Date, if such Participant's Distributable Benefit does not exceed, or at the time of any prior distribution never exceeded, $3,500, distribution shall be made to the Participant's Beneficiary in a lump sum in cash, subject to the provisions of Subsection 11.4.2., as soon as administratively practicable following the Valuation Date determined under Section 13.2.

          12.1.2. Except as otherwise provided under Subsection 12.1.1. above, in the case of a married Participant who dies before his/her Annuity Starting Date, his/her Distributable Benefit shall be paid in the form of a Qualified Preretirement Survivor Annuity, subject to the provisions of Subsection 11.4.2.. Payment of the Qualified Preretirement Survivor Annuity shall commence, at the Spouse's election, as soon as administratively practicable following the Valuation Date determined under Section 13.2., or the Spouse may defer commencement of payments under the Qualified Preretirement Survivor Annuity until not later than the date the Participant would have attained Normal Retirement Date. Notwithstanding the foregoing, after the Participant's death a surviving Spouse may elect to receive payment of the Participant's Distributable Benefit in the form of a lump sum distribution or in a form provided under Section 11.6., commencing as soon as administratively practicable following the Valuation Date determined under Section 13.2. or at any later time before the Participant would have attained Normal Retirement Date.

          12.1.3. In the case of an unmarried Participant who dies before his/her Annuity Starting Date, his/her Distributable Benefit shall be paid to the Participant's Beneficiary in the form of a lump sum distribution within five (5) years of the Participant's death, unless the Beneficiary elects an optional form of benefit available under
     Section 11.6. and benefits commence within one (1) year of the Participant's date of death.

          12.1.4. A surviving Spouse entitled to payment of a Participant's Distributable Benefit following the Participant's death may elect a direct rollover of all or a portion of such Distributable Benefit in accordance with the provisions of Section 11.8.

          12.1.5. In the case of a Participant who dies after his/her Annuity Starting Date, no benefits shall be payable except to the extent required under the form of payment as in effect on the date of the Participant's death.


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

     12.2. CERTAIN NOTICES, WAIVERS, ELECTIONS AND CONSENTS WITH RESPECT TO QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

          12.2.1. Subject to the consent of the Spouse in accordance with Subsection 12.2.2. below, at any time during the applicable Election Period, a Participant may elect to waive the Qualified Preretirement Survivor Annuity and designate a Beneficiary in accordance with Section
     12.3. to receive payout of his/her Distributable Benefit after his/her death. Subject to the provisions of Subsection 12.1.1., after the Participant's death the Beneficiary may elect any form of payment available under Section 11.6., subject to the limits of Section 11.11.. The Participant may change any such election or designation during the Election Period, subject to the consent of the Spouse. Notwithstanding the foregoing, as of the first day of the Plan Year in which the Participant attains or will attain age thirty-five (35), any election and designation by such Participant under this Section relating to a waiver of the Qualified Joint and Survivor Annuity made prior to the first day of the Plan Year in which the Participant attains age thirty-five (35) shall automatically become invalid as of the first day of such Plan Year, and the provisions of Section 12.1. shall apply as of such date unless the Participant makes a new election and designation in accordance with this Section.

          12.2.2. For purposes of this Section, the term "Election Period" means each of the following periods: (a) the period beginning with the first day of the Plan year in which the Participant will attain age thirty-two (32) and ending on the last day of the Plan Year preceding the Plan Year in which the Participant will attain age thirty-five (35),
     (b) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-five (35) and ending on the date of the Participant's death, and (c) in the case of a Participant who incurs a Severance and ending on the date of the Participant's death; provided, that except as otherwise permitted by law, no election shall be effective prior to the date the Participant is furnished with the notice specified in Subsection 12.2.3. below.

          12.2.3. An election or designation under this Section shall not take effect unless the Spouse of the Participant consents in writing to the election and designation, and the Spouse's consent acknowledges the effect of such election and designation and is witnessed by a notary public. The consent of a Spouse shall not be required if it is established to the satisfaction of the Administration Committee that the consent required by this Section may not be obtained because there is no spouse, because the Spouse cannot be located, or because of such other circumstances as may be set forth in regulations under Code Section 417(a)(2). Any consent (or establishment that the consent of a Spouse may not be obtained) under this Section shall be effective only with respect to that Spouse. Any consent by a Spouse in accordance with this Section shall be irrevocable.

          12.2.4. Each Participant shall receive, within a reasonable time after the date he/she satisfies the eligibility requirements of Section
     3.1. (and consistent with regulations under Section 417(a)(3)(B) of the Code), a written explanation of (and consistent with regulations under
     Section 417(a)(3)(A) of the Code) of

               12.2.4.1. the terms and conditions of the Qualified Preretirement Survivor Annuity,

               12.2.4.2. the Participant's right to make, and the effect of, an election under this Section to waive the Qualified Preretirement Survivor Annuity form of benefit,

               12.2.4.3. the rights of the Participant's Spouse under this Section, and

               12.2.4.4. the right to make, and the effect of, a change in an election under this Section.

     The explanation specified in the preceding sentence shall also be given to the Participant within the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35). In the case of a Participant who is rehired, the explanation shall be given to the Participant within one (1) year of the date he/she recommences participation.

     12.3. DESIGNATION OF BENEFICIARY.

          12.3.1. Subject to the provisions of Subsection 12.3.2. below, each Participant shall have the right to designate a Beneficiary or Beneficiaries to receive his interest in the Trust Fund in the event of his death before receipt of his entire interest in the Trust Fund. This designation is to be made on the form prescribed by and delivered to the Administration Committee. Subject to the provisions of 12.3.2. below, a Participant shall have the right to change or revoke any such designation by filing a new designation or notice of revocation with the Administration Committee, and no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation.

          12.3.2. If a Participant designates a Beneficiary and on the date of his death has a Spouse who is not such Beneficiary, no effect shall be given to such designation unless such Spouse has consented or thereafter consents in writing to such designation, the consent acknowledges the effect of the designation and the consent is witnessed by a notary public. The consent of a Spouse may not be revoked. A Spouse's consent to a Beneficiary designation is not required under the following circumstances:

               12.3.2.1. if it is established to the satisfaction of the Administration Committee that there is no Spouse; or

               12.3.2.2. if the Participant's Spouse cannot be located; or

               12.3.2.3. because of other circumstances under which a Spouse's consent is not required in accordance with applicable Treasury or Department of Labor Regulations.

          The Administration Committee shall have absolute discretion as to whether the consent of a Spouse shall be required. The provisions of this Section shall not be construed to place upon any Employer or the Administration Committee any duty or obligation to require the consent of a Spouse for the purpose of protecting the rights or interests of present or former Spouses of Participants, except to the extent required to comply with Code Section 401(a)(11) or Section 205 of ERISA.

          12.3.3. If a deceased Participant shall have failed to designate a Beneficiary, or if the Administration Committee shall be unable to locate a designated Beneficiary after reasonable efforts have been made, or if for any reason (including but not limited to application of the rules in 12.3.2. above) the designation shall be legally ineffective, or if the Beneficiary shall have predeceased the Participant without effectively designating a successor Beneficiary, any distribution required to be made under the provisions of this Plan shall commence within one (1) year after the Participant's death to the person or persons included in the highest priority category among the following, in order of priority:

               12.3.3.1. The Participant's surviving Spouse;

               12.3.3.2. The Participant's surviving children, including adopted children and children of deceased children, per stirpes;

               12.3.3.3. The Participant's surviving parents in equal shares;

               12.3.3.4. The Participant's brothers and sisters, and nephews and nieces who are children of deceased brothers and sisters, per stirpes; or

               12.3.3.5. The Participant's estate.

     The determination by the Administration Committee as to which persons, if any, qualify within the foregoing categories shall be final and conclusive upon all persons. Notwithstanding the preceding provisions of this Section, distribution made pursuant to this Section shall be made to the Participant's estate if the Administration Committee so determines in its discretion.

          12.3.4. In the event that the deceased Participant was not a resident of California at the date of his death, the Administration Committee, in its discretion, may require the establishment of ancillary administration in California. In the event that a Participant shall predecease his Beneficiary and on the subsequent death of the Beneficiary a remaining distribution is payable under the applicable provisions of this Plan, the distribution shall be payable in the same order of priority categories as set forth above but determined with respect to the Beneficiary, subject to the same provisions concerning non-California residency, the unavailability of an estate representative and/or the absence of administration of the Beneficiary's estate as are applicable on the death of the Participant.

          12.3.5. The Administration Committee shall not be required to authorize any payment to be made to any person following a Participant's death, whether or not such person has been designated by the Participant as a Beneficiary, if the Administration Committee determines that the Plan may be subject to conflicting claims in respect of said payment for any reason, including, without limitation, the designation or continuation of a designation of a Beneficiary other than the Participant's Spouse without the consent of such Spouse to the extent such consent is required by Section 401(a)(11) of the Code. In the event the Administration Committee determines in accordance with this Section not to make payment to a designated Beneficiary, the Administration Committee shall take such steps as it determines appropriate to resolve such potential conflict.

                                  ARTICLE 13.

                            VALUATION OF ACCOUNTS

     13.1. ALLOCATION OF PLAN EARNINGS OR LOSSES. The Administration
Committee shall determine, or cause to be determined, the fair market value of each Participant's Accounts under the Plan. For this purpose, the value of a Participant's Accounts, to the extent invested in Investment Funds of a type valued each business day, shall be so valued and each such date of valuation shall constitute the Valuation Date for each such Investment Fund. Pooled investments not so valued, shall be valued annually as of the last day of each Plan Year, unless the Administration Committee determines, in its sole discretion, that more frequent valuation is administratively feasible and in the interest of all Participants and beneficiaries. Such date of valuation shall constitute the Valuation Date for each such pooled investment.

     13.2. VALUE OF PARTICIPANT ACCOUNTS. For purposes of payment of a Participant's Distributable Benefit following a Severance for any reason, the value of a Participant's Accounts shall be determined in accordance with rules prescribed by the Administration Committee, subject, however, to the following provisions:

          13.2.1. Subject to 13.2.2. below, in the case of any Severance including death, the value of a Participant's Accounts under the Plan consisting of investments other than Company Stock shall be determined by reference to the applicable Valuation Date or the date of payment immediately preceding the date on which both of the following events have occurred: (i) the occurrence of an event entitling the Participant to a distribution, and (ii) the receipt by the Administration Committee of the properly completed application of the Participant (or his Beneficiary) for payment of the Participant's Distributable Benefit with respect to such event, and such other forms or documents as the Administration Committee may require in order to process the application.

          13.2.2. The value of a Participant's Accounts shall be increased or decreased (as appropriate) by any allocation, withdrawals or distributions properly made under the terms of this Plan to his/her Accounts that occurred on or after the applicable Valuation Date or which, for any other reason were not otherwise reflected in the valuation of his/her Accounts on such Valuation Date. Nothing in this
     13.2.2. shall be interpreted or applied to require allocation of a Employer contribution

          13.2.3. As soon as practicable after a Participant's Accounts become payable by reason of Severance, retirement, death or any other such event, to the extent that such Accounts include shares of Company Stock, and to the extent cash is held by the Plan and available for such purpose, such shares shall be liquidated to permit a cash distribution as provided in Article 11. Such liquidation shall be at the valuation determined in accordance with Section 8.2.

     as of the Valuation Date occurring as of the last day of the Plan Year in which occurs the event that resulted in the Participant's Accounts being payable. To the extent that an event occurs that entitles a Participant or other person to payment, in no event shall payment of any amount attributable to an investment in Company Stock be made prior to determination of the value of such shares as of the applicable Valuation Date determined under the preceding provisions of this Subsection
     13.2.3. except to the extent required by Code Section 401(a)(14) or 401(a)(9), and in such case, any payment shall be based on an estimate of value made in good faith by the Administration Committee, shall consist only of such amount as the Administration Committee determines to be legally required, and shall be treated as an advance payment with respect to the valuation of shares as of the applicable Valuation Date.

                                  ARTICLE 14.

                   OPERATION AND ADMINISTRATION OF THE PLAN

     14.1. PLAN ADMINISTRATION.

          14.1.1. Except to the extent the ASOP Committee is authorized to control and manage the operation and investment of the ASOP Fund under
     Article 15. or elsewhere in this Plan, the authority to control and manage the operation and administration of the Plan shall be vested in the Administration Committee as provided in this Article.

          14.1.2. The Administration Committee shall have not fewer than two
     (2) members, all of whom shall be appointed by the Board of Directors and shall hold office until resignation, death or removal by the Board of Directors.

          14.1.3. For purposes of ERISA Section 402(a), the members of the Administration Committee shall be Named Fiduciaries of this Plan, except as provided in Sections 8.5., 8.6. or Article 15. and except as is provided by the Trust Agreement.

          14.1.4. Notwithstanding the foregoing, a Trustee with whom Plan assets have been placed in trust or an Investment Manager appointed pursuant to Section 14.3. may be granted by the Administration Committee, exclusive authority and discretion to control all or any portion of the assets of the Plan in accordance with the terms of a Trust Agreement or investment management agreement, as applicable.

     14.2. ADMINISTRATION COMMITTEE POWERS. The Administration Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations, except to the extent the ASOP Committee shall have discretionary powers with respect to the operation and investment of the ASOP Fund as provided elsewhere in this Plan. In addition to any powers and authority conferred on the Administration Committee elsewhere in the Plan or by law, the Administration Committee shall have, by way of illustration but not by way of limitation, the following powers and authority:

          14.2.1. To allocate fiduciary responsibilities (other than trustee responsibilities) among the Named Fiduciaries and to designate one or more other persons to carry out fiduciary responsibilities (other than trustee responsibilities). However, no allocation or delegation under this Section 14.2. shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities. The term "trustee responsibilities" as used herein shall have the meaning set forth in Section 405(c) of ERISA. The preceding provisions of this Section shall not limit the authority of the Administration Committee to appoint one or more Investment Managers in accordance with Section 14.3.

          14.2.2. To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities.

          14.2.3. To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

          14.2.4. To establish rules and regulations from time to time for the conduct of the Administration Committee's business and the administration and effectuation of this Plan.

          14.2.5. To administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Associate, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of service of any Participant, and the amount of benefits to which any Participant or his Beneficiary may be entitled.

          14.2.6. To determine the manner in which the assets of this Plan, or any part thereof, shall be disbursed.

          14.2.7. To the extent provided in Section 7.1., to direct the investment of any portion of the Trust Fund that is not under the management and control of the Trustee or an Investment Manager.

          14.2.8. To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

     Any action taken in good faith by the Administration Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Administration Committee shall be absolute.

     14.3. INVESTMENT MANAGER.

          14.3.1. The Administration Committee may appoint one or more Investment Managers, as defined in Section 3(38) of ERISA, to manage all or a portion of the assets of the Plan.

          14.3.2. An Investment Manager shall discharge its duties in accordance with applicable law and in particular in accordance with
     Section 404(a)(l) of ERISA.

          14.3.3. An Investment Manager, when appointed, shall have full power to manage the assets of the Plan for which it has responsibility, and neither an Employer nor the Administration Committee shall thereafter have any responsibility for the management of those assets.

     14.4. ADMINISTRATION COMMITTEE PROCEDURE.

          14.4.1. A majority of the members of the Administration Committee as constituted at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the Administration Committee.

          14.4.2. The Administration Committee may designate certain of its members as authorized to execute any document or documents on behalf of the Administration Committee, in which event the Administration Committee shall notify the Trustee of this action and the name or names of the designated members. The Trustee, an Employer, Participants, Beneficiaries, and any other party dealing with the Administration Committee may accept and rely upon any document executed by the designated members as representing action by the Administration Committee until the Administration Committee shall file with the Trustee a written revocation of the authorization of the designated members.

     14.5. COMPENSATION OF ADMINISTRATION COMMITTEE.

          14.5.1. Members of the Administration Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the Administration Committee who is an Associate receive compensation from the Plan for his services as a member of the Administration Committee.

          14.5.2. All members shall be reimbursed by the Company for any necessary or appropriate expenditures incurred in the discharge of duties as members of the Administration Committee.

          14.5.3. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other persons retained or employed by the Administration Committee shall be fixed by the Administration Committee.

     14.6. RESIGNATION AND REMOVAL OF MEMBERS. Any member of the
Administration Committee may resign at any time by giving written notice to the other members and to the Company effective as therein stated. Any member of the

Administration Committee may, at any time, be removed by the Board of Directors. If a member of the Administration Committee who is an Associate incurs a Severance, such person shall no longer be a member of the Administration Committee.

     14.7. APPOINTMENT OF SUCCESSORS.

          14.7.1. Upon the death, resignation, or removal of any Administration Committee member, or other termination of a member's status as a member of the Administration Committee, the Board of Directors may appoint a successor.

          14.7.2. Notice of appointment of a successor member shall be given by the Board of Directors in writing to the Trustee and to the members of the Administration Committee.

          14.7.3. Upon termination, for any reason, of an Administration Committee member's status as a member of the Administration Committee, the member's status as a Named Fiduciary shall concurrently be terminated, and upon the appointment of a successor Administration Committee member the successor shall assume the status of a Named Fiduciary as provided in Section 14.1.

     14.8. RECORDS.

          14.8.1. The Administration Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in its judgment for the administration of the Plan and to properly reflect the affairs thereof.

          14.8.2. However, nothing in this Section 14.8. shall require the Administration Committee or any member thereof to perform any act which, pursuant to law or the provisions of this Plan, is the responsibility of the Plan Administrator, nor shall this Section 14.8. relieve the Plan Administrator from such responsibility.

     14.9. RELIANCE UPON DOCUMENTS AND OPINIONS.

          14.9.1. The members of the Administration Committee, the Board of Directors, the Employers and any person delegated under the provisions hereof to carry out any fiduciary responsibilities under the Plan ("delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee. The members of the Administration Committee, the Board of Directors, the Employers and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant or firm or corporation which employs one or more consultants, Trustee, or counsel.

          14.9.2. Any and all such things done or actions taken or suffered by the Administration Committee, the Board of Directors, the Employers and any delegated fiduciary shall be conclusive and binding on all Associates, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

          14.9.3. The Administration Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Employers with respect to any matter or thing whatsoever, and may likewise treat those records as conclusive with respect to all Associates, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

     14.10. REQUIREMENT OF PROOF. The Administration Committee or the Employers may require satisfactory proof of any matter under this Plan from or with respect to any Associate, Participant, or Beneficiary, and no person shall acquire any rights or be entitled to receive any benefits under this Plan until the required proof shall be furnished.

     14.11. RELIANCE ON ADMINISTRATION COMMITTEE MEMORANDUM. Any person dealing with the Administration Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by any Administration Committee member or other person so authorized, or by the majority of the members of the Administration Committee, as constituted as of the date of the certificate or memorandum, as evidence of any action taken or resolution adopted by the Administration Committee.

     14.12. MULTIPLE FIDUCIARY CAPACITY. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     14.13. LIMITATION ON LIABILITY.

          14.13.1. Except as provided in Part 4 of Title I of ERISA, no person shall be subject to any liability with respect to his duties under the Plan unless he acts fraudulently or in bad faith.

          14.13.2. No person shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in Part 4 of Title I of ERISA.

          14.13.3. No action or responsibility shall be deemed to be a fiduciary action or responsibility except to the extent required by ERISA.

     14.14. INDEMNIFICATION.

          14.14.1. To the extent permitted by law, the Employers shall indemnify each member of the Board of Directors and the Administration Committee, and any other Associate of an Employer with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan, except in relation to matters as to which he acted fraudulently or in bad faith in the performance of such duties. The preceding right of indemnification shall pass to the estate of such a person.

          14.14.2. The preceding right of indemnification shall be in addition to any other right to which the Board member or Administration Committee member or other person may be entitled as a matter of law or otherwise.

     14.15. BONDING.

          14.15.1. Except as is prescribed by the Board of Directors, as provided in Section 412 of ERISA, or as may be required under any other applicable law, no bond or other security shall be required by any member of the Administration Committee, or any other fiduciary under this Plan.

          14.15.2. Notwithstanding the foregoing, for purposes of satisfying its indemnity obligations under Section 14.14., the Employers shall purchase and pay premiums for one or more policies of insurance. However, this insurance shall not release the Employers of their liability under the indemnification provisions.

     14.16. PROHIBITION AGAINST CERTAIN ACTIONS.

          14.16.1. To the extent prohibited by law, in administering this Plan the Administration Committee shall not discriminate in favor of any class of Associates and particularly it shall not discriminate in favor of Highly Compensated Associates.

          14.16.2. The Administration Committee shall not cause the Plan to engage in any transaction that constitutes a nonexempt prohibited transaction under Section 4975(c) of the Code or Section 406(a) of ERISA.

          14.16.3. All individuals who are fiduciaries with respect to the Plan (as defined in Section 3(21) of ERISA) shall discharge their fiduciary duties in accordance with applicable law, and in particular, in accordance with the standards of conduct contained in Section 404 of ERISA.

     14.17. PLAN EXPENSES. All expenses incurred in the establishment, administration and operation of the Plan, including but not limited to the expenses


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

incurred by the members of the Administration Committee in exercising their duties, shall be paid by the Employers if not paid by the Trust Fund.


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

                                  ARTICLE 15.

                   OPERATION AND INVESTMENT OF THE ASOP FUND

     15.1. ASOP COMMITTEE.

          15.1.1. Except to the extent the Administration Committee is authorized in Article 14. to supervise the administration of the Plan and control its operations, the authority to control and manage the operation and investment of the assets of the ASOP Fund shall be vested in the ASOP Committee, as provided in this Article.

          15.1.2. The ASOP Committee shall have not fewer than five (5) members, all of whom shall be appointed by the Board of Directors and shall hold office until resignation, death or removal by the Board of Directors.

          15.1.3. For purposes of ERISA Section 402(a), the members of the ASOP Committee shall be the Named Fiduciaries with respect to the operation and investment of the ASOP Fund, except as provided in Sections 8.5. and 8.6. hereof.

          15.1.4. Notwithstanding the foregoing, a Trustee with whom Plan assets have been placed in trust may be granted exclusive authority and discretion to manage and control all or any portion of the assets of the ASOP Fund in accordance with the terms of a Trust Agreement, as applicable.

     15.2. ASOP COMMITTEE POWERS. To the extent provided in this Article 15., the ASOP Committee shall have all discretionary powers necessary to supervise the operation and investment of the ASOP Fund. In addition to any powers and authority conferred on the ASOP Committee elsewhere in the Plan or by law, the ASOP Committee shall have, by way of illustration but not by way of limitation, the following powers and authority:

          15.2.1. To allocate fiduciary responsibilities (other than trustee responsibilities) among the members of the ASOP Committee and to designate one or more other persons to carry out fiduciary responsibilities (other than trustee responsibilities). However, no allocation or delegation under this Subsection 15.2.1. shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities. The term "trustee responsibilities" as used herein shall have the meaning set forth in Section 405(c) of ERISA.

          15.2.2. To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan relating to the operation and investment of the ASOP Fund, including one or more persons to render advice with regard to any responsibility any Named

     Fiduciary or any other fiduciary may have with respect to the operation and investment of the ASOP Fund under the terms of the Plan.

          15.2.3. To establish rules and regulations from time to time for the conduct of the ASOP Committee's business and the operation and investment of the ASOP Fund.

          15.2.4. To administer, interpret, construe and apply the provisions of this Plan relating to the operation and investment of the ASOP Fund and to decide all questions which may arise or which may be raised under this Plan by any Associate, Participant, former Participant, Beneficiary or other person whatsoever, relating to the operation and investment of the ASOP Fund, and the amount of benefits under the ASOP Fund to which any Participant or his Beneficiary may be entitled.

          15.2.5. To determine the manner in which the assets of the ASOP Fund, or any part thereof, shall be disbursed.

          15.2.6. To direct the investment of the ASOP Fund that is not under the management and control of the Trustee, if any.

          15.2.7. To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient operation and investment of the ASOP Fund.

     Any action taken in good faith by the ASOP Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the ASOP Committee shall be absolute.

     15.3. ASOP COMMITTEE PROCEDURE.

          15.3.1. A majority of the members of the ASOP Committee as constituted at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the ASOP Committee.

          15.3.2. The ASOP Committee may designate certain of its members as authorized to execute any document or documents on behalf of the ASOP Committee, in which event the ASOP Committee shall notify the Trustee of this action and the name or names of the designated members. The Trustee, the Administration Committee, the Employers, Participants, Beneficiaries, and any other party dealing with the ASOP Committee may accept and rely upon any document executed by the designated members as representing action by the ASOP Committee until the ASOP Committee shall file with the Trustee a written revocation of the authorization of the designated members.


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

     15.4. COMPENSATION OF ASOP COMMITTEE.

          15.4.1. Members of the ASOP Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the ASOP Committee who is an Associate receive compensation from the Plan for his services as a member of the ASOP Committee.

          15.4.2. All members shall be reimbursed by the Employers for any necessary or appropriate expenditures incurred in the discharge of duties as members of the ASOP Committee.

     15.5. RESIGNATION AND REMOVAL OF MEMBERS. Any member of the ASOP Committee may resign at any time by giving written notice to the other members and to the Company effective as therein stated. Any member of the ASOP Committee may, at any time, be removed by the Board of Directors. If a member of the ASOP Committee who is an Associate incurs a Severance, such person shall no longer be a member of the ASOP Committee.

     15.6. APPOINTMENT OF SUCCESSORS.

          15.6.1. Upon the death, resignation, or removal of any ASOP Committee member, or other termination of a member's status as a member of the ASOP Committee, the Board of Directors may appoint a successor.

          15.6.2. Notice of appointment of a successor member shall be given by the Board of Directors in writing to the Trustee and to the members of the ASOP Committee.

          15.6.3. Upon termination, for any reason, of an ASOP Committee member's status as a member of the ASOP Committee, the member's status as a Named Fiduciary shall concurrently be terminated, and upon the appointment of a successor ASOP Committee member the successor shall assume the status of a Named Fiduciary as provided in Section 15.1.

     15.7. RECORDS.

          15.7.1. The ASOP Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in its judgment for the ASOP and to properly reflect the affairs thereof.

          15.7.2. However, nothing in this Section 15.7. shall require the ASOP Committee or any member thereof to perform any act which, pursuant to law or the provisions of this Plan, is the responsibility of the Plan Administrator, nor shall this Section 15.7. relieve the Plan Administrator from such responsibility.

     15.8. RELIANCE UPON DOCUMENTS AND OPINIONS.

          15.8.1. To the extent permissible under Part 4 of Title I of ERISA, the members of the ASOP Committee shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee as such documents relate to the ASOP Fund. To the extent permissible under Part 4 of Title I of ERISA, the members of the ASOP Committee, the Board of Directors, the Employers, the Administration Committee and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered by the ASOP Committee in reliance upon any such consultant or firm or corporation which employs one or more consultants, Trustee, or counsel.

          15.8.2. Any and all such things done or actions taken or suffered by the ASOP Committee and any delegated fiduciary shall be conclusive and binding on all Associates, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

          15.8.3. To the extent permissible under Part 4 of Title I of ERISA, the ASOP Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Employers with respect to any matter or thing whatsoever, and may likewise treat those records as conclusive with respect to all Associates, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

     15.9. REQUIREMENT OF PROOF. The ASOP Committee, the Administration Committee or the Employers may require satisfactory proof of any matter under this Plan from or with respect to any Associate, Participant, or Beneficiary, and no person shall acquire any rights or be entitled to receive any benefits under this Plan until the required proof shall be furnished.

     15.10. RELIANCE ON ASOP COMMITTEE MEMORANDUM. Any person dealing with the ASOP Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by any ASOP Committee member or other person so authorized, or by the majority of the members of the ASOP Committee, as constituted as of the date of the certificate or memorandum, as evidence of any action taken or resolution adopted by the ASOP Committee.

     15.11. MULTIPLE FIDUCIARY CAPACITY. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     15.12. LIMITATION ON LIABILITY.

          15.12.1. Except as provided in Part 4 of Title I of ERISA, no person shall be subject to any liability with respect to his duties under the Plan unless he acts fraudulently or in bad faith.

          15.12.2. No person shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in Part 4 of Title I of ERISA.

          15.12.3. No action or responsibility shall be deemed to be a fiduciary action or responsibility except to the extent required by ERISA.

     15.13. INDEMNIFICATION.

          15.13.1. To the extent permitted by law, the Employers shall indemnify each member of the ASOP Committee against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan, except in relation to matters as to which he acted fraudulently or in bad faith in the performance of such duties. The preceding right of indemnification shall pass to the estate of such a person.

          15.13.2. The preceding right of indemnification shall be in addition to any other right to which the Board member or ASOP Committee member or other person may be entitled as a matter of law or otherwise.

     15.14. BONDING.

          15.14.1. Except as is prescribed by the Board of Directors, as provided in Section 412 of ERISA, or as may be required under any other applicable law, no bond or other security shall be required by any member of the ASOP Committee, or any other fiduciary under this Plan.

          15.14.2. Notwithstanding the foregoing, for purposes of satisfying its indemnity obligations under Section 15.13., the Employers shall purchase and pay premiums for one or more policies of insurance. However, this insurance shall not release the Employers of their liability under the indemnification provisions.

     15.15. PROHIBITION AGAINST CERTAIN ACTIONS.

          15.15.1. To the extent prohibited by law, in administering this Plan the ASOP Committee shall not discriminate in favor of any class of Associates and particularly it shall not discriminate in favor of Highly Compensated Associates.

          15.15.2. The ASOP Committee shall not cause the Plan to engage in any transaction that constitutes a nonexempt prohibited transaction under
     Section 4975(c) of the Code or Section 406(a) of ERISA.

          15.15.3. All individuals who are fiduciaries with respect to the Plan (as defined in Section 3(21) of ERISA) shall discharge their fiduciary duties in accordance with applicable law, and in particular, in accordance with the standards of conduct contained in Section 404 of ERISA.

     15.16. PLAN EXPENSES. All expenses incurred in the establishment, administration and operation of the ASOP Fund, including but not limited to the expenses incurred by the members of the ASOP Committee in exercising their duties, shall be paid by the Employers if not paid by the Trust Fund.


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

                                   ARTICLE 16.

                       MERGER OF COMPANY; MERGER OF PLAN

     16.1. EFFECT OF REORGANIZATION OR TRANSFER OF ASSETS. In the event of a consolidation, merger, sale, liquidation, or other transfer of the operating assets of the Company to any other company, the ultimate successor or successors to the business of the Company shall automatically be deemed to have elected to continue this Plan in full force and effect, in the same manner as if the Plan had been adopted by resolution of its board of directors, unless the successor(s), by resolution of its board of directors, shall elect not to so continue this Plan in effect, in which case the Plan shall automatically be deemed terminated as of the applicable effective date set forth in the board resolution.

     16.2. MERGER RESTRICTION. Notwithstanding any other provision in this Article, this Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to any other plan unless each affected Participant in this Plan would receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

                                  ARTICLE 17.

             PLAN TERMINATION AND DISCONTINUANCE OF CONTRIBUTIONS

     17.1. PLAN TERMINATION. The Board of Directors may terminate the Plan and the Trust Agreements at any time by an instrument in writing executed in the name of the Company, and delivered to the Trustee. Upon and after the effective date of the termination, an Employer shall not make any further contributions under the Plan and no contributions need be made by the Employer applicable to the Plan Year in which the termination occurs, except as may otherwise be required by applicable law. The rights of all affected Participants to benefits accrued to the date of termination of the Plan, to the extent funded as of the date of termination, shall automatically become fully vested as of that date, to the extent required to comply with the requirements of Code Section 411.

     17.2.  DISCONTINUANCE OF CONTRIBUTIONS.

          17.2.1. In the event an Employer decides it is impossible or inadvisable for business reasons to continue to make Employer contributions under the Plan, the Employer may discontinue contributions to the Plan. Upon and after the effective date of this discontinuance, neither the Employer nor any Associates of such Employer shall make any further contributions under the Plan, and no Employer contributions need be made by the Employer with respect to the Plan Year in which the discontinuance occurs, except as may otherwise be required by applicable law.

          17.2.2. The discontinuance of Employer contributions on the part of an Employer shall not terminate the Plan as to the funds and assets then held by the Trustee, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trustee shall continue to administer the Trust Fund in accordance with the provisions of the Plan until all of the obligations under the Plan shall have been discharged and satisfied.

          17.2.3. However, if this discontinuance of Employer contributions shall cause the Plan to lose its status as a qualified plan under Code
     Section 401(a), the Plan shall be terminated in accordance with the provisions of this Article 17.

          17.2.4. On and after the effective date of a complete discontinuance of an Employer's contributions, the rights of all affected Participants to benefits accrued to that date, to the extent funded as of that date, shall automatically become fully vested as of that date, to the extent required by Code Section 411.

     17.3 RIGHTS OF PARTICIPANTS. In the event of the termination of the Plan, for any cause whatsoever, all assets of the Plan, after payment of expenses, shall be used for the exclusive benefit of Participants and their Beneficiaries and no part thereof shall be returned to the Employers, except as provided in Section 5.12. of this Plan.


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

     17.4 TRUSTEE'S DUTIES ON TERMINATION.

          17.4.1. Upon the termination of the Plan, the Trustee shall proceed as soon as administratively practicable, but in any event within six months from the effective date, to reduce all of the assets of the Trust Fund to cash and/or common stock and other securities in such proportions as the Administration Committee shall determine (after approval by the Internal Revenue Service, if necessary or desirable, with respect to any portion of the assets of the Trust Fund held in common stock or securities of the Company).

          17.4.2. After first deducting the estimated expenses for liquidation and distribution chargeable to the Trust Fund, and after setting aside a reasonable reserve for expenses and liabilities (absolute or contingent) of the Trust, the Administration Committee shall make required allocations of items of income and expense to the Accounts.

          17.4.3. Following these allocations, the Trustee shall promptly, after receipt of appropriate instructions from the Administration Committee, distribute in accordance with Section 11.4. to each former Participant a benefit equal to the amount credited to his Accounts as of the date of completion of the liquidation.

          17.4.4. The Trustee and the Administration Committee shall continue to function as such for such period of time as may be necessary for the winding up of this Plan and for the making of distributions in accordance with the provisions of this Plan.

          17.4.5. Notwithstanding the foregoing, distributions to Participants upon Plan termination in accordance with this Section 17.4. shall not be made of amounts attributable to Pre-Tax (401(k)) Contributions, qualified Pre-Tax (401(k)) Matching Contributions or qualified Nonelective Contributions if the Employer establishes or maintains a "successor plan" as defined in regulations issued under
     Section 401(k)(10) of the Code. In the event benefits are not distributable upon the termination of the Plan, the Administration Committee shall direct the Trustee to hold the assets until benefits become distributable under the Plan, or to transfer such benefits to the successor plan in accordance with regulations prescribed by the Secretary of the Treasury.

     17.5. PARTIAL TERMINATION.

          17.5.1. In the event of a partial termination of the Plan within the meaning of Code Section 411(d)(3), the interests of affected Participants in the Trust Fund, as of the date of the partial termination, shall become nonforfeitable as of that date, to the extent required by Section 411(d)(3).

          17.5.2. That portion of the assets of the Plan affected by the partial termination shall be used exclusively for the benefit of the affected Participants and their Beneficiaries, and no part thereof shall otherwise be applied.

          17.5.3. With respect to Plan assets and Participants affected by a partial termination, the Administration Committee and the Trustee shall follow the same procedures and take the same actions prescribed in this
     Article 17. in the case of a total termination of the Plan.

     17.6. FAILURE TO CONTRIBUTE. The failure of an Employer to contribute to the Trust in any year, if contributions are not required under the Plan for that year, shall not constitute a complete discontinuance of contributions to the Plan.

     17.7. ASOP SUSPENSE SUBFUND. In the event of the termination or partial termination of the Plan, any shares of Company Stock remaining in the ASOP Suspense Subfund shall revert to the Employer, subject to the terms of any applicable financing agreements.

                                 ARTICLE 18.

                           APPLICATION FOR BENEFITS

     18.1. APPLICATION FOR BENEFITS. The Administration Committee may require any person claiming benefits under the Plan to submit an application therefor, together with such documents and information as the Administration Committee may require. In the case of any person suffering from a disability which prevents the claimant from making personal application for benefits, the Administration Committee may, in its discretion, permit another person acting on his behalf to submit the application.

     18.2. ACTION ON APPLICATION.

          18.2.1. Within ninety days following receipt of an application and all necessary documents and information, the Administration Committee's authorized delegate reviewing the claim shall furnish the claimant with written notice of the decision rendered with respect to the application.

          18.2.2. In the case of a denial of the claimant's application, the written notice shall set forth:

               18.2.2.1. The specific reasons for the denial, with reference to the Plan provisions upon which the denial is based;

               18.2.2.2. A description of any additional information or material necessary for perfection of the application (together with an explanation why the material or information is necessary); and

               18.2.2.3. An explanation of the Plan's claim review procedure.

          18.2.3. A claimant who wishes to contest the denial of his application for benefits or to contest the amount of benefits payable to him shall follow the procedures for an appeal of benefits as set forth in Section 18.3. below, and shall exhaust such administrative procedures prior to seeking any other form of relief.

     18.3.  APPEALS.

          18.3.1. A claimant who does not agree with the decision rendered with respect to his application may appeal the decision to the Administration Committee. The appeal shall be made, in writing, within sixty (60) days after the date of notice of the decision with respect to the application. If the application has neither been approved nor denied within the ninety-day period provided in Section 18.2. above, then the appeal shall be made within sixty (60) days after the expiration of the ninety-day period.

          18.3.2. The claimant may request that his application be given full and fair review by the Administration Committee. The claimant may review all pertinent documents and submit issues and comments in writing in connection with the appeal.

          18.3.3. The decision of the Administration Committee shall be made promptly, and not later than sixty (60) days after the Administration Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review.

          18.3.4. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific reference to the pertinent Plan provisions upon which the decision is based.

                                  ARTICLE 19.

                         LIMITATIONS ON CONTRIBUTIONS

     19.1. GENERAL RULE.

          19.1.1. Notwithstanding anything to the contrary contained in this Plan the total Annual Additions under this Plan to a Participant's Plan Accounts for any Plan Year shall not exceed the lesser of:

               19.1.1.1. Thirty Thousand Dollars ($30,000), as that amount may be adjusted for cost of living increases in accordance with Section 415(d) of the Code; or

               19.1.1.2. Twenty-five percent of the Participant's total Compensation from the Employer and any Affiliated Companies for the year, excluding amounts otherwise treated as Annual Additions under Paragraph 19.2.1.3.

          19.1.2. For purposes of this Article 19., the Employer has elected a "Limitation Year" corresponding to the Plan Year.

     19.2. ANNUAL ADDITIONS.

          19.2.1. For purposes of Section 19.1., the term "Annual Additions" shall mean, for any Plan Year, the sum of

               19.2.1.1. the amount credited to the Participant's Accounts from Employer contributions for such Plan Year, except that the Annual Addition shall exclude the portion of the Employer contribution (attributable to the Participant's Employer) representing interest on an Exempt Loan, provided that no more than one-third of the Employer contributions to the ASOP Fund deductible under Section 404(a)(9) of the Code for a Limitation Year are allocated to Highly Compensated Associates;

               19.2.1.2. any Associate contributions for the Plan Year; and

               19.2.1.3. any amounts described in Sections 415(l)(1) or 419(A)(d)(2) of the Code.

     The term "Associate contributions," for purposes of the preceding sentence, shall mean amounts considered contributed by the Associate and which do not qualify for tax deferral treatment under Section 401(k) of the Code.

          19.2.2. Notwithstanding anything to the contrary in this Section, the Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Associate contributions as Annual Additions.

     19.3. OTHER DEFINED CONTRIBUTION PLANS. If the Employer or an Affiliated Company is contributing to any other qualified defined contribution plan (as defined in Section 415(k) of the Code) for its Associates, some or all of whom may be Participants in this Plan, then contributions to the other plan shall be aggregated with contributions under this Plan for the purposes of applying the limitations of Section 18.1.

     19.4. COMBINED PLAN LIMITATION (DEFINED BENEFIT PLAN). In the event a Participant hereunder also is a participant in any qualified defined benefit plan (within the meaning of Section 415(k) of the Code) of the Employer or an Affiliated Company, then the benefit payable under such defined benefit plan, or any of them, shall be reduced for so long and to the extent necessary to provide that the sum of the "defined benefit fraction" and the "defined contribution fraction" for any Plan Year, as defined below, shall not exceed 1.

          19.4.1. "Defined Benefit Fraction" shall be a fraction, the numerator of which is the projected benefit of a Participant under all qualified defined benefit plans adopted by the Employer or an Affiliated Company expressed as either an annual straight life annuity or a qualified joint and survivor annuity providing the maximum permissible survivor benefit (determined as of the close of the Plan Year), and the denominator of which is the lesser of (i) the maximum dollar amount otherwise allowable for such Plan Year under applicable law times 1.25 or (ii) the percentage of compensation limit for such Plan Year times 1.4.

          19.4.2. "Defined Contribution Fraction" shall be a fraction, the numerator of which is the sum of the annual additions to the Participant's account under this Plan and any other defined contribution plans adopted by the Employer or an Affiliated Company for each Plan Year, and the denominator of which is the lesser for each such Plan Year of (i) maximum Annual Addition which could have been made under this Plan and any other defined contribution plans adopted by the Employer or an Affiliated Company for such Plan Year and for each prior Plan Year of service with the Employer or an Affiliated Company times 1.25 or (ii) the amount determined under the percentage of compensation limit for such Plan Year times 1.4.

     19.5. ADJUSTMENTS FOR EXCESS ANNUAL ADDITIONS. In general, Annual Additions for any Plan Year under this Plan and any other defined contribution plan (as defined in Code Section 414(i)) or defined benefit plan (as defined in Code Section 414(j)) maintained by the Employer or an Affiliated Company will be determined so as to avoid Annual Additions in excess of the limitations set forth in Sections 19.1. through 19.4. However, if as a result of a reasonable error in estimating the amount of the Annual Additions to a Participant's Accounts under this Plan, such Annual Additions

(after giving effect to the maximum permissible adjustments under the other plans) exceed the applicable limitations described in Sections 19.1. through 19.4., such excess Annual Additions shall be corrected as follows:

          19.5.1. If the Participant made any voluntary after-tax contributions to this or any other defined contribution plan that is maintained by the Employer or an Affiliated Company, which after-tax contributions were not matched by matching contributions, within the meaning of Code Section 401(m), such after-tax contributions, and any gains attributable thereto, shall be returned to the Participant to the extent of any excess Annual Additions.

          19.5.2. If excess Annual Additions remain after the application of the above rule, if the Participant made any Pre-Tax (401(k)) Contributions to this or any other defined contribution plan that is maintained by the Employer or an Affiliated Company, which Pre-Tax (401(k)) Contributions were not matched by matching contributions, within the meaning of Code Section 401(m), such Pre-Tax (401(k)) Contributions, and any gains attributable thereto, shall be returned to the Participant to the extent of any excess Annual Additions.

          19.5.3. If excess Annual Additions remain after the application of the above rule, if the Participant made any after-tax contributions to this or any other defined contribution plan that is maintained by the Employer or an Affiliated Company, which after-tax contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such after-tax contributions, and any gains attributable thereto, shall be returned to the Participant and any matching contributions attributable thereto, and any gains attributable thereto, shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

          19.5.4. If excess Annual Additions remain after the application of the above rule, if the Participant made any Pre-Tax (401(k)) Contributions to this or any other defined contribution plan that is maintained by the Employer or an Affiliated Company, which Pre-Tax (401(k)) Contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such Pre-Tax (401(k)) Contributions, and any gains attributable thereto, shall be returned to the Participant and any matching contributions attributable thereto, and any gains attributable thereto, shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

          19.5.5. If excess Annual Additions remain after the application of the above rule, any other Employer contributions, and any gains attributable thereto, shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

     19.6. DISPOSITION OF EXCESS EMPLOYER CONTRIBUTION AMOUNTS. Any excess Annual Additions attributable to Employer contributions on behalf of a Participant for


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any Plan Year, other than Pre-Tax (401(k)) Contributions returned to the
Participant in accordance with Section 19.5., shall be held unallocated in a suspense account for the Plan Year and applied to reduce the Employer contributions for the succeeding Plan Year, or Years, if necessary. No investment gains or losses shall be allocated to a suspense account established for this purpose.

     19.7. AFFILIATED COMPANY. For purposes of this Article 19., the status of an entity as an Affiliated Company shall be determined by reference to the percentage tests set forth in Code Section 415(h).


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                                  ARTICLE 20.

                           RESTRICTION ON ALIENATION

     20.1 GENERAL RESTRICTIONS AGAINST ALIENATION.

          20.1.1. The interest of any Participant or Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may otherwise be provided for in the Trust Agreement. The interest of any Participant or Beneficiary shall not be liable or subject to his debts, liabilities, or obligations, now contracted, or which may be subsequently contracted. The interest of any Participant or Beneficiary shall be free from all claims, liabilities, bankruptcy proceedings, or other legal process now or hereafter incurred or arising; and the interest or any part thereof, shall not be subject to any judgment rendered against the Participant or Beneficiary.

          20.1.2. In the event any person attempts to take any action contrary to this Article 20., that action shall be void and the Employers, the Administration Committee, the Trustees and all Participants and their Beneficiaries, may disregard that action and are not in any manner bound thereby, and they, and each of them separately, shall suffer no liability for any disregard of that action, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of that action.

          20.1.3. The preceding provisions of this Section 20.1. shall be interpreted and applied by the Administration Committee in accordance with the requirements of Code Section 401(a)(13) as construed and interpreted by authoritative judicial and administrative rulings and regulations.

     20.2. NONCONFORMING DISTRIBUTIONS UNDER COURT ORDER.

          20.2.1. In the event that a court with jurisdiction over the Plan and the Trust Fund shall issue an order or render a judgment requiring that all or part of a Participant's interest under the Plan and in the Trust Fund be paid to a spouse, former spouse and/or children of the Participant by reason of or in connection with the marital dissolution and/or marital separation of the Participant and the spouse, and/or some other similar proceeding involving marital rights and property interests, then notwithstanding the provisions of Section 20.1. the Administration Committee may, in its absolute discretion, direct the applicable Trustee to comply with that court order or judgment and distribute assets of the Trust Fund in accordance therewith.


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

          20.2.2. The Administration Committee's decision with respect to compliance with any such court order or judgment shall be made in its absolute discretion and shall be binding upon the Trustee and all Participants and their Beneficiaries, provided, however, that the Administration Committee in the exercise of its discretion shall not make payments in accordance with the terms of an order which is not a qualified domestic relations order or which the Administration Committee determines would jeopardize the continued qualification of the Plan and Trust under Section 401 of the Code. Notwithstanding the foregoing, if a domestic relations order requires payment to an alternate payee prior to the date the Participant attains age fifty (50), but otherwise satisfies the requirements for a qualified domestic relations order under Code Section 414(p), the Administration Committee may make a distribution to the alternate payee prior to the date the Participant attains age fifty (50) as if such distribution is required by a qualified domestic relations order.

          20.2.3. Neither the Plan, the Employers, the Administration Committee nor the Trustee shall be liable in any manner to any person, including any Participant or Beneficiary, for complying with any such court order or judgment.

          20.2.4. Nothing in this Section 20.2. shall be interpreted as placing upon the Employers, the Administration Committee or any Trustee any duty or obligation to comply with any such court order or judgment. The Administration Committee may, if in its absolute discretion it deems it to be in the best interests of the Plan and the Participants, determine that any such court order or judgment shall be resisted by means of judicial appeal or other available judicial remedy, and in that event the Trustee shall act in accordance with the Administration Committee's directions.

          20.2.5. The Administration Committee shall adopt procedures and provide notifications to a Participant and alternate payees in connection with a qualified domestic relations order, to the extent required under Code Section 414(p).


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                                 ARTICLE 21.

                                PLAN AMENDMENTS

     21.1. AMENDMENTS. The Company, acting through its Board of Directors may at any time, and from time to time, amend the Plan by an instrument in writing executed in the name of the Company and delivered to the applicable Trustee. Notwithstanding the foregoing, to the extent required by law, no amendment shall be made at any time, the effect of which would be:

          21.1.1. To cause any assets of the Trust Fund to be used for or diverted to purposes other than providing benefits to the Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan, except as provided in Section 5.12.;

          21.1.2. To have any retroactive effect so as to deprive any Participant or Beneficiary of any accrued benefit to which he would be entitled under this Plan if his employment were terminated immediately before the amendment, to the extent so doing would contravene Code
     Section 411(d)(6);

          21.1.3. To eliminate or reduce a subsidy or early retirement benefit or an optional form of benefit to the extent so doing would contravene Code Section 411(d)(6); or

          21.1.4. To increase the responsibilities or liabilities of a Trustee or an Investment Manager without his written consent.


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

                                  ARTICLE 22.

                                 MISCELLANEOUS

     22.1. NO ENLARGEMENT OF ASSOCIATE RIGHTS.

          22.1.1. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company or any Employer and any Associate, or to be consideration for, or an inducement to, or a condition of, the employment of any Associate.

          22.1.2. Nothing contained in this Plan or the Trust shall be deemed to give any Associate the right to be retained in the employ of the Company or an Employer or to interfere with the right of the Company or an Employer to discharge or retire any Associate at any time.

          22.1.3. No Associate, nor any other person, shall have any right to or interest in any portion of the Trust Fund other than as specifically provided in this Plan.

     22.2. MAILING OF PAYMENTS; LAPSED BENEFITS.

          22.2.1. All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to the last address of any other person entitled to such payments under the terms of the Plan) furnished pursuant to Section 22.3. below.

          22.2.2. In the event that a benefit is payable under this Plan to a Participant or any other person and after reasonable efforts such person cannot be located for the purpose of paying the benefit for a period of three (3) consecutive years, the benefit shall be forfeited and as soon thereafter as practicable shall be applied to reduce contributions by the Employer who was the Employer of the Participant as of the Participant's Severance Date. In the event any person entitled to payment of a benefit that has been forfeited in accordance with this
     Section 22.2. submits a claim for such benefit, payment shall be made to such person out of current forfeitures, or if necessary, such Employer shall make an additional contribution for purposes of paying such benefit.

          22.2.3. For purposes of this Section 22.2., the term "Beneficiary" shall include any person entitled under Section 12.3. to receive the interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this provision that the benefit will be distributed to an eligible Beneficiary in a lower priority category under Section 12.3. if no eligible Beneficiary in a higher priority category can be located by the Administration Committee after reasonable efforts have been made.

          22.2.4. The Accounts of a Participant shall continue to be maintained until the amounts in the Accounts are paid to the Participant or his Beneficiary. Notwithstanding the foregoing, in the event that the Plan is terminated, the following rules shall apply:

               22.2.4.1. All Participants (including Participants who have not previously claimed their benefits under the Plan) shall be notified of their right to receive a distribution of their interests in the Plan;

               22.2.4.2. All Participants shall be given a reasonable length of time, which shall be specified in the notice, in which to claim their benefits;

               22.2.4.3. All Participants (and their Beneficiaries) who do not claim their benefits within the designated time period shall be presumed to be dead. The Accounts of such Participants shall be forfeited at such time. These forfeitures shall be disposed of according to rules prescribed by the Administration Committee, which rules shall be consistent with applicable law.

               22.2.4.4. The Administration Committee shall prescribe such rules as it may deem necessary or appropriate with respect to the notice and forfeiture rules stated above.

          22.2.5. Should it be determined that the preceding rules relating to forfeiture of benefits upon Plan termination are inconsistent with any of the provisions of the Code and/or ERISA, these provisions shall become inoperative without the need for a Plan amendment and the Administration Committee shall prescribe rules that are consistent with the applicable provisions of the Code and/or ERISA.

     22.3. ADDRESSES. Each Participant shall be responsible for furnishing the Administration Committee with his correct current address and the correct current name and address of his Beneficiary or Beneficiaries.

     22.4. NOTICES AND COMMUNICATIONS. All applications, notices, designations, elections, investment directions, statements and other communications from and to Participants shall be in writing, on forms prescribed or approved by the Administration Committee. A communication from a Participant shall be mailed or delivered to the Administration Committee or such other place as the Administration Committee may have authorized in writing, and shall be deemed to have been given when received by the Administration Committee or such other place authorized by the Administration Committee to receive such communication. A notice or communication to a participant shall be deemed to have been delivered and received by the Participant when it is deposited in the United States Mail with postage prepaid, addressed to the Participant or Beneficiary at his/her last address of record with the Administration Committee. Notwithstanding the foregoing, to the extent permitted by applicable law, and not inconsistent with the terms of the Plan, the Administration Committee may make telephonic or other electronic communication or filing methods available for certain elections, designations, investment directions or applications for benefits by Participants and for certain notices, statements or other communications to Participants.

     22.5. REPORTING AND DISCLOSURE. The Plan Administrator shall be responsible for the reporting and disclosure of information required to be reported or disclosed by the Plan Administrator pursuant to ERISA or any other applicable law.

     22.6. INTERPRETATION.

          22.6.1. Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section. Unless the context clearly indicates otherwise, masculine gender shall include the feminine, and the singular shall include the plural and the plural the singular.

          22.6.2. The provisions of this Plan shall in all cases be interpreted in a manner that is consistent with this Plan satisfying the requirements (of Code Sections 401(a) and 401(k) and related statutes) for qualification as a qualified cash or deferred arrangement.

     22.7. WITHHOLDING FOR TAXES. Any payments out of the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

     22.8. LIMITATION ON COMPANY AND EMPLOYER; ADMINISTRATION COMMITTEE AND TRUSTEE LIABILITY. Any benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and neither any Employer, the ASOP Committee, the Administration Committee nor the Trustee assume any responsibility for the sufficiency of the assets of the Trust to provide the benefits payable hereunder.

     22.9. SUCCESSORS AND ASSIGNS. This Plan and the Trust established hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

     22.10. COUNTERPARTS. This Plan document may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     22.11. RELEASES, CONSENTS. The Administration Committee may in its sole discretion require such consents, releases or other documents or information in connection with any distribution or other action affecting a Participant's Accounts hereunder, including, but not limited to, the consent of a spouse in connection with any election or direction by a Participant; provided, however, that the Administration

Committee shall have no obligation to require or obtain any such consent; and provided further, that the Administration Committee may, with respect to information pertaining to a Participant, including, but not limited to, the Participant's marital status, rely on such information as the Participant provides.

                                  ARTICLE 23.

                             TOP-HEAVY PLAN RULES

     23.1. APPLICABILITY.

          23.1.1. Notwithstanding any provision in this Plan to the contrary, the provisions of this Article 23. shall apply in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 23.3.

          23.1.2. Except as is expressly provided to the contrary, the rules of this Article 23. shall be applied after the application of the Affiliated Company rules of Code Section 414.

     23.2. DEFINITIONS.

          23.2.1. For purposes of this Article 23., the term "Key Associate" shall mean any Associate or former Associate who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is or was --

               23.2.1.1. An officer of the Employer having an annual compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for this Plan Year. However, no more than fifty (50) Associates (or, if lesser, the greater of three (3) or ten percent (10%) of the Associates) shall be treated as officers;

               23.2.1.2. One of the ten (10) employees having annual compensation from the Employer of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employer. For this purpose, if two (2) Associates have the same interest in the Employer, the employee having greater annual compensation from the Employer shall be treated as having a larger interest;

               23.2.1.3. A Five Percent Owner of the Employer; or

               23.2.1.4. A One Percent Owner of the Employer having an annual compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

          23.2.2. For purposes of this Section 23.2., the term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer. The rules of Subsections (b), (c), and (m) of Code Section 414 shall not apply for purposes of applying these


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

     ownership rules. Thus, this ownership test shall be applied separately with respect to every Affiliated Company.

          23.2.3. For purposes of this Section 23.2., the term "One Percent Owner" means any person who would be described in Subsection 23.2.2. if "one percent (1%)" were substituted for "five percent (5%)" each place where it appears therein.

          23.2.4. For purposes of this Section 23.2., the rules of Code
     Section 318(a)(2)(C) shall be applied by substituting "five percent (5%)" for "fifty percent (50%)."

          23.2.5. For purposes of this Article 23., the term "Non-Key Associate" shall mean any Associate who is not a Key Associate.

          23.2.6. For purposes of this Article 23., the terms "Key Associate" and "Non-Key Associate" include their Beneficiaries.

     23.3. TOP-HEAVY STATUS.

          23.3.1. The term "Top-Heavy Plan" means, with respect to any Plan Year --

               23.3.1.1. Any defined benefit plan if, as of the Determination Date, the present value of the cumulative accrued benefits under the Plan for Key Associates exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all Associates, and

               23.3.1.2. Any defined contribution plan if, as of the Determination Date, the aggregate of the account balances of Key Associates under the Plan exceeds sixty percent (60%) of the present value of the aggregate of the account balances of all Associates under the plan.

     For purposes of this Subsection 23.3.1., the term "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of any plan, the term "Determination Date" shall mean the last day of that Plan Year.

     The present value of account balances under a defined contribution plan shall be determined as of the most recent valuation date. The present value of accrued benefits under a defined benefit plan shall be determined as of the same valuation date as used for computing plan costs for minimum funding. The present value of the cumulative accrued benefits of a Non-Key Associate shall be determined under either:


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

               23.3.1.3. the method, if any, that uniformly applies for accrual purposes under all plans maintained by affiliated companies, within the meaning of Code Sections 414(b), (c), (m) or
          (o); or

               23.3.1.4. if there is no such method, as if such benefit accrued not more rapidly than the lowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

          23.3.2. Each plan maintained by the Employer required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group. If the Aggregation Group is not a Top-Heavy Group no plan in such group shall be a Top-Heavy Plan.

               23.3.2.1. The term "Aggregation Group" means --

                    23.3.2.1.1. Each Plan of the Employer in which a Key
               Associate is a Participant, and

                    23.3.2.1.2. Each other plan of the Employer which enables
               any plan described in Subparagraph 23.3.2.1.1. to meet the requirements of Code Sections 401(a)(4) or 410.

          Also, any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

               23.3.2.2. The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of --

                    23.3.2.2.1. The present value of the cumulative accrued
               benefits for Key Associates under all defined benefit plans included in the group, and

                    23.3.2.2.2. The aggregate of the account balances of Key
               Associates under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Associates.

               23.3.2.3. For purposes of determining --

                    23.3.2.3.1. The present value of the cumulative accrued
               benefit of any Associate, or

                    23.3.2.3.2. The amount of the account balance of any
               Associate,


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

          such present value or amount shall be increased by the aggregate distributions made with respect to the Associate under the plan during the five (5) year period ending on the Determination Date.
          The preceding rule shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group. Also, any rollover contribution or similar transfer initiated by the Associate and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

          23.3.3. If any individual is a Non-Key Associate with respect to any plan for any Plan Year, but the individual was a Key Associate with respect to the plan for any prior Plan Year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 23.3.

          23.3.4. If any individual has not performed any services for the Employer at any time during the five (5) year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 23.3.

     23.4. MINIMUM CONTRIBUTIONS. For each Plan Year in which the Plan is Top-Heavy, the minimum contributions for that year shall be determined in accordance with the rules of this Section 23.4.

          23.4.1. Except as provided below, the minimum contribution (excluding amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code and any employer contributions taken into account under Section 401(k)(3) or 401(m)(3) of the Code) for each Non-Key Associate who has not separated from service as of the last day of the Plan Year shall be not less than three percent (3%) of his Compensation, regardless of whether the Non-Key Associate has less than 1,000 Hours of Service during such Plan Year or elected to make Pre-Tax (401(k)) Contributions to the Plan for such year.

          23.4.2. Subject to the following rules of this Subsection 23.4.2., the percentage set forth in Subsection 23.4.1. above shall not be required to exceed the percentage at which contributions (including amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code and any employer contributions taken into account under Section 401(k)(3) or 401(m)(3) of the Code) are made (or are required to be made) under the Plan for the year for the Key Associate for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Associate by so much of his total compensation for the year as does not exceed two


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

     hundred thousand dollars ($200,000), as adjusted in accordance with Code
     Section 401(a)(17). For purposes of this Subsection 23.4.1., all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. However, the rules of this Subsection 23.4.1. shall not apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410.

          23.4.3. The requirements of this Section 23.4. must be satisfied without taking into account contributions under chapter 2 or 21 of the Code, title II of the Social Security Act, or any other Federal or State law.

          23.4.4. In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Employer, both of which are determined to be Top Heavy Plans, the defined benefit minimum, offset by the benefits provided under the defined contribution plan, shall be provided under the defined benefit plan.

          23.4.5. In no instance may the Plan take into account an Associate's compensation in excess of the first two hundred thousand dollars ($200,000) (or such greater amount as may be permitted pursuant to Section 401(a)(17) of the Code). For purposes of this Section 23.4., an Associate's Compensation shall be as defined in Section 2.15. for purposes of this Article 23.

     23.5. MAXIMUM ANNUAL ADDITION.

          23.5.1. Except as set forth below, in the case of any Top-Heavy Plan the rules of Code Section 415(e)(2)(B) and (3)(B) shall be applied by substituting "1.0" for "1.25."

          23.5.2. The rule set forth in Subsection 23.5.1. above shall not apply if the requirements of both Paragraphs 23.5.2.1. and 23.5.2.2., below, are satisfied.

               23.5.2.1. The requirements of this Paragraph 23.5.2.1. are satisfied if the rules of Subsection 23.4.1. above would be satisfied after substituting "four percent (4%)" for "three percent (3%)" where it appears therein with respect to participants covered only under a defined contribution plan.

               23.5.2.2. The requirements of this Paragraph 23.5.2.2. are satisfied if the Plan would not be a Top-Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Subsection 23.3.1.


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          23.5.3. The rules of Subsection 23.5.1. shall not apply with respect to any Associate as long as there are no --

               23.5.3.1. Profit Sharing Contributions, forfeitures, or voluntary nondeductible contributions allocated to the Associate under a defined contribution plan maintained by the Employer, or

               23.5.3.2. Accruals by the Associate under a defined benefit plan maintained by the Employer.

     23.6. VESTING RULES. In the event that the Plan is determined to be Top-Heavy in accordance with the rules of this Article 23., then the vested status of each Non-Key Associate as of such date shall not be less than as determined under the vesting schedule set forth below:

             Years of Service                   Vested Interest
             ----------------                   ---------------

                    2                                  20%
                    3                                  40%
                    4                                  60%
                    5                                  80%
                    6 or more                         100%

If the Plan ceases to be a Top-Heavy Plan for any Plan Year, the election in
Section 9.3. shall apply.

     23.7. NON-ELIGIBLE ASSOCIATES. The rules of this Article 23. shall not apply to any Associate included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

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

     IN WITNESS WHEREOF, in order to record the adoption of this Plan, FCG Enterprises, Inc. has caused this instrument to be executed by its duly authorized officer this day of __________________, 1997.

                                      FCG ENTERPRISES, INC.



                                      By: ________________________________

                                      Title: _____________________________


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